UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

High Income Municipal Portfolio

California Portfolio

New York Portfolio

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2010

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the annual reporting period ended October 31, 2010.

On January 26, 2010, a new Portfolio of the Fund, AllianceBernstein High Income Municipal Portfolio, commenced operations. The Portfolio’s investment objective is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Investment Objective and Policies

The investment objective of the National, California and New York Portfolios of this Fund is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk to principal or income. Each of the National Portfolio, California Portfolio and New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers.

Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The National, California and New York Portfolios may also invest in forward commitments, zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The High Income Portfolio may invest in derivatives, such as options, futures, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 6–9 show performance for each Portfolio compared with its benchmark, the Barclays Capital Municipal Index, for the six- and 12-month periods ended October 31, 2010.

Class A shares of the National and California Portfolios outperformed the benchmark for the six- and 12-month periods ended October 31, 2010, before sales charges. Class A shares of the High Income Municipal Portfolio outperformed its benchmark for the six-month and since inception periods ended October 31, 2010, before sales charges. Class A shares of the New York Portfolio underperformed its benchmark for the six- and 12-month periods ended October 31, 2010, before sales charges. Overall maturity selection, or yield curve positioning, was beneficial to the relative outperformance of the National, California and High Income Municipal Portfolios over both periods. In addition the Portfolios’ lower-rated holdings were generally beneficial to performance as credit spreads declined and these bonds’ prices increased more than higher credit quality bonds. A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark follows.

Leverage had a modestly positive impact on the Portfolios’ performance during the reporting periods. The Portfolios used derivatives, such as interest rate swaps, for hedging purposes during the reporting periods, but the relatively small size of these positions resulted in little impact on performance.

National Portfolio – The National Portfolio outperformed its benchmark for the six- and 12-month periods, before sales charges. For the 12-month period, security selection contributed in the education and special tax sectors, while it detracted in the water and leasing sectors. For the six-month period, security selection contributed in the special tax sector and detracted in the water sector.

High Income Municipal Portfolio – The High Income Municipal Portfolio outperformed its benchmark for the six-month and since inception periods, before sales charges. Since inception, security selection contributed in the education, health care and industrial sectors, while it detracted in the power sector. For the six-month period, security selection in the health care, leasing and transportation sectors contributed to returns, while it detracted in the industrial and power sectors.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio – Class A shares of the California Portfolio outperformed its benchmark for the six- and 12-month periods, before sales charges. For the 12-month period, security selection contributed in the education sector, while it detracted in the leasing sector. For the six-month period, security selection in the education and power sectors benefited, while it detracted in the leasing sector.

New York Portfolio – The New York Portfolio underperformed its benchmark for both the six- and 12-month periods, before sales charges. Detracting from performance for both periods was the Portfolio’s generally lower interest rate sensitivity compared to the benchmark. For the 12-month period, security selection in the housing and transportation sectors detracted from performance, while security selection in the education and industrial sectors benefited performance. For the six-month period, security selection detracted in the transportation and housing sectors; performance was helped by security selection in education sector.

Market Review & Investment Strategy

During the 12-month period ended October 31, 2010, states and municipalities continued to address the financial difficulties brought about by the sharpest decline in economically-sensitive tax revenues in many years. While there has been some indication that tax revenue growth has resumed, it is coming off a low base and is therefore not close to the level prior to the start of the credit crisis. For the most part, states and municipalities are aggressively addressing their large budget gaps by raising taxes and cutting spending. Various metrics indicate that the finances of many, but not all, states and municipalities have begun to stabilize which made security selection a critical factor. It also became apparent during this period that many states are confronting serious problems due to underfunded state pension plans. As a result, the Fund’s Municipal Bond Investment Team (the “Team”) has systematically incorporated the evaluation of these pension plans into their internal municipal bond rating process and focused the Fund’s investments on essential-purpose revenue bonds, such as those backed by water and sewer services which the Team believes remain well-insulated from pension and other budgetary pressures. Despite these pressures, the Team believes the vast majority of municipalities should continue to make timely payments on their bond obligations.

Near the end of 2009, the expectation of most investors was that the Federal Reserve was likely to raise the Fed Funds rate in the third quarter of 2010. But as 2010 progressed, it became clear that the economy was not nearly as robust as had been expected. As a result, the Federal Reserve did not raise rates and has indicated in its statements that it will continue to keep the Fed Funds rate at its historically low level for an extended period. The longest maturity bonds are the least anchored to short-term rates and have the greatest

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

downside if rates do rise at some point in the future. The Team does not believe that investors are being adequately compensated for buying longer maturity bonds and is therefore focusing on buying bonds maturing in approximately 15 years and offering better risk-adjusted returns than longer bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser considers both the insurance feature and the underlying municipalities’ credit. The ratings of most insurance companies have been downgraded and it is possible that additional insurers may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of October 31, 2010, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds	Prerefunded/ ETM* Bonds
National	38.6%	2.0%
High Income Municipal	6.0%	0.0%
California	39.6%	0.4%
New York	34.5%	4.7%

*	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Liquidity risk is the difficulty of purchasing or selling a security at an advantageous time or price. Interest rate risk involves the risk that, as interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Inflation risk involves the risk that prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price. Leverage risk involves the risk that trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	12 Months
National Portfolio
Class A	4.73%	8.81%

Class B*	4.27%	7.97%

Class C	4.36%	8.07%

Advisor Class**	4.89%	9.14%

Barclays Capital Municipal Index	3.95%	7.78%

*    Effective January 31, 2009, Class B shares are no longer be available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/00 TO 10/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	Since Inception*
High Income Municipal Portfolio
Class A	8.14%	11.31%

Class C	7.86%	10.73%

Advisor Class*	8.41%	11.56%

Barclays Capital Municipal Index	3.95%	5.95%

*   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 1/26/10 TO 10/31/10

* Since Inception: 1/26/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Municipal Portfolio Class A shares (from 1/26/10* to 10/31/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	12 Months
California Portfolio
Class A	4.47%	8.49%

Class B*	4.10%	7.85%

Class C	4.01%	7.75%

Advisor Class**	4.63%	8.82%

Barclays Capital Municipal Index	3.95%	7.78%

*    Effective January 31, 2009, Class B shares are no longer be available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/00 TO 10/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	12 Months
New York Portfolio
Class A	3.65%	7.26%

Class B*	3.40%	6.53%

Class C	3.39%	6.62%

Advisor Class**	3.80%	7.58%

Barclays Capital Municipal Index	3.95%	7.78%

*    Effective January 31, 2009, Class B shares are no longer be available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/00 TO 10/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.47%	5.34%
1 Year	8.81%	5.52%
5 Years	4.47%	3.84%
10 Years	4.79%	4.48%

Class B Shares			2.89%	4.45%
1 Year	7.97%	4.97%
5 Years	3.74%	3.74%
10 Years(a)	4.36%	4.36%

Class C Shares			2.88%	4.43%
1 Year	8.07%	7.07%
5 Years	3.73%	3.73%
10 Years	4.07%	4.07%

Advisor Class Shares†			3.88%	5.97%
1 Year	9.14%	9.14%
Since Inception*	6.62%	6.62%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				3.95%
5 Years				3.73%
10 Years				4.57%

Class B Shares
1 Year				3.41%
5 Years				3.65%
10 Years(a)				4.46%

Class C Shares
1 Year				5.39%
5 Years				3.64%
10 Years				4.17%

Advisor Class Shares†
1 Year				7.45%
Since Inception*				6.90%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.61%, 1.60% and 0.57% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.44%, 1.44% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			5.27%	8.11%
Six Month	8.14%	4.94%
Since Inception*	11.31%	7.96%

Class C Shares			4.73%	7.28%
Six Month	7.86%	6.86%
Since Inception*	10.73%	9.73%

Advisor Class Shares†			5.75%	8.85%
Six Month	8.41%	8.41%
Since Inception*	11.56%	11.56%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
Six Month				7.33%
Since Inception*				7.46%

Class C Shares
Six Month				9.41%
Since Inception*				9.29%

Advisor Class Shares†
Six Month				10.95%
Since Inception*				11.01%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.36%, 2.06% and 1.06% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.80%, 1.50% and 0.50% for Class A, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.
*	Inception Date: January 26, 2010.
**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.
***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.
†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.23%	5.54%
1 Year	8.49%	5.19%
5 Years	4.51%	3.87%
10 Years	4.75%	4.43%

Class B Shares			2.62%	4.49%
1 Year	7.85%	4.85%
5 Years	3.79%	3.79%
10 Years(a)	4.31%	4.31%

Class C Shares			2.63%	4.51%
1 Year	7.75%	6.75%
5 Years	3.77%	3.77%
10 Years	4.01%	4.01%

Advisor Class Shares†			3.63%	6.23%
1 Year	8.82%	8.82%
Since Inception*	6.63%	6.63%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				3.40%
5 Years				3.80%
10 Years				4.54%

Class B Shares
1 Year				2.83%
5 Years				3.72%
10 Years(a)				4.43%

Class C Shares
1 Year				4.73%
5 Years				3.69%
10 Years				4.13%

Advisor Class Shares†
1 Year				6.89%
Since Inception*				7.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.57%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.50%	4.23%
1 Year	7.26%	4.04%
5 Years	4.59%	3.96%
10 Years	5.00%	4.68%

Class B Shares			1.88%	3.18%
1 Year	6.53%	3.53%
5 Years	3.87%	3.87%
10 Years(a)	4.55%	4.55%

Class C Shares			1.88%	3.18%
1 Year	6.62%	5.62%
5 Years	3.88%	3.88%
10 Years	4.26%	4.26%

Advisor Class Shares†			2.88%	4.87%
1 Year	7.58%	7.58%
Since Inception*	6.34%	6.34%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
				SEC Returns

Class A Shares
1 Year				2.82%
5 Years				3.89%
10 Years				4.80%

Class B Shares
1 Year				2.33%
5 Years				3.84%
10 Years(a)				4.67%

Class C Shares
1 Year				4.32%
5 Years				3.81%
10 Years				4.38%

Advisor Class Shares†
1 Year				6.37%
Since Inception*				6.78%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.60%, 1.58% and 0.58% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
National Portfolio
Class A
Actual	$1,000	$1,047.27	$3.87
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82
Class B
Actual	$1,000	$1,042.67	$7.47
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.38
Class C
Actual	$1,000	$1,043.65	$7.47
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.38
Advisor Class
Actual	$1,000	$1,048.85	$2.32
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
New York Portfolio
Class A
Actual	$1,000	$1,036.48	$3.85
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82
Class B
Actual	$1,000	$1,033.97	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.38
Class C
Actual	$1,000	$1,033.87	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.38
Advisor Class
Actual	$1,000	$1,038.03	$2.31
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29
California Portfolio
Class A
Actual	$1,000	$1,044.70	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87
Class B
Actual	$1,000	$1,041.04	$7.51
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.43
Class C
Actual	$1,000	$1,040.08	$7.51
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.43
Advisor Class
Actual	$1,000	$1,046.27	$2.37
Hypothetical (5% return before expenses)	$1,000	$1,022.89	$2.35
High Income Municipal Portfolio
Class A
Actual	$1,000	$1,081.37	$4.88
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74
Class C
Actual	$1,000	$1,078.64	$8.54
Hypothetical (5% return before expenses)	$1,000	$1,016.99	$8.29
Advisor Class
Actual	$1,000	$1,084.07	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21
*	Expenses are equal to the classes’ annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	National	New York	California	High Income Municipal
Class A	0.75%	0.75%	0.76%	0.93%
Class B	1.45%	1.45%	1.46%	0.00%
Class C	1.45%	1.45%	1.46%	1.63%
Advisor Class	0.45%	0.45%	0.46%	0.63%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s, Fitch

*	All data are as of October 31, 2010. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s, Fitch

*	All data are as of October 31, 2010. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.5%
Long-Term Municipal Bonds – 99.5%
Alabama – 1.2%
Jefferson Cnty AL GO Series 04A 5.25%, 1/01/18-1/01/23	$3,900	$3,635,763
AGM Series 2004 5.50%, 1/01/21	1,000	999,920
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	375	402,225
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	625	673,781
Montgomery AL BMC Spl Care Series 04C 5.25%, 11/15/29 (Prerefunded/ETM)	2,190	2,541,933
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22	3,000	3,309,390

		11,563,012

Arizona – 2.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.28%, 2/01/42(a)	3,850	3,562,290
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,240	989,384
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,456	2,505,636
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,750	1,879,868
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	4,245	4,157,468
5.625%, 7/01/38	1,760	1,722,406
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,182,664
Queen Creek AZ ID #1 5.00%, 1/01/26	1,900	1,904,408
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	3,837,264

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	$430	$430,576

		24,171,964

California – 8.5%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	6,390	7,400,003
California GO 5.00%, 11/01/32	10,000	10,147,300
5.125%, 2/01/28 (Prerefunded/ETM)	1,500	1,707,345
5.25%, 4/01/30	15	15,263
AGM Series 03 5.00%, 2/01/29	1,445	1,486,659
AMBAC 5.00%, 4/01/27	3,705	3,769,504
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	1,877,102
Series 2008A 5.375%, 8/15/20	510	552,218
5.50%, 8/15/23	80	84,875
Golden St Tobacco Sec CA XLCA Series 03B 5.50%, 6/01/33 (Prerefunded/ETM)	2,000	2,245,900
Long Beach CA Bond Fin Auth (Aquarium of The Pacific) Series 2001 5.00%, 11/01/26	1,975	1,907,495
Los Angeles CA Dept Arpts (Los Angeles Intl Airpot) Series 2009A 5.25%, 5/15/29	9,260	10,047,934
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	19,580,322
Manteca CA USD GO NPFGC Series 01 Zero Coupon, 9/01/31	11,910	3,017,160
Ontario CA Redev Fin Auth NPFGC Series 93 5.80%, 8/01/23	1,000	1,112,180
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,910	1,954,197

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Cnty CA Wtr Auth (San Diego Cnty CA Wtr) AGM Series 08A 5.00%, 5/01/25	$3,000	$3,275,790
San Diego Gas & Elec Co. Series 96A 5.30%, 7/01/21	4,000	4,467,640
San Francisco City/Cnty CA Arpt Commn (San Francisco Intl. Arpt) Series 2010A 4.90%, 5/01/29	2,800	2,879,996
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,820	2,850,794

		80,379,677

Colorado – 4.0%
Colorado Edl & Cultural Facs Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	480	446,285
Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	395	424,981
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,318,336
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	694,830
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,679,532
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	2,000	2,009,000
5.375%, 9/01/26	3,600	3,628,440
Northwest Pkwy Pub Hwy Auth Co. AGM Series 01C 5.80%, 6/15/25 (Prerefunded/ETM)(b)	9,000	10,558,980
Park Creek Met Dist Co. Series 05 5.50%, 12/01/30	1,900	1,920,976
PV Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(c)	3,122	1,092,700

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Transportation District (Denver Transit Partners) 6.00%, 1/15/41	$2,400	$2,516,640
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	1,950	1,950,136
Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr COP) 6.125%, 12/01/22(c)	1,210	544,500
Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr) Series 04 6.125%, 12/01/19(c)	820	369,000

		38,154,336

Connecticut – 0.1%
Connecticut Hlth & Ed Fac Auth (Griffin Hospital) RADIAN Series 05B 5.00%, 7/01/23	750	708,870

District of Columbia – 2.4%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	703,150
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	1,000	885,740
District of Columbia Tax Incr 5.25%, 12/01/26	9,600	10,984,992
District of Columbia Wtr & Swr Auth
AGC Series 2008A 5.00%, 10/01/23	4,125	4,585,350
Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	5,000	5,279,600

		22,438,832

Florida – 10.2%
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	1,005	1,020,407
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	4,000	3,947,920
Capital Trust Agy FL (Cargo Acquisition Group) Series 02 6.25%, 1/01/19	470	473,718

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 03 5.75%, 1/01/32	$2,000	$1,856,780
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	705	707,496
Crossings at Fleming Is CDD FL Series 00C 7.05%, 5/01/15	1,180	1,194,420
7.10%, 5/01/30	2,240	2,244,682
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 97A 6.00%, 11/01/32	250	250,033
6.05%, 11/01/39	750	750,075
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(c)(d)	1,445	476,850
Series 02B 6.625%, 5/01/33(c)(d)	620	204,600
Florida HFC MFHR (Mystic Pointe II Apts) Series 00 6.30%, 12/01/41	1,165	1,181,298
Florida HFC MFHR (Sable Chase Apts) AGM Series 00 6.00%, 5/01/40	3,650	3,698,435
Florida HFC MFHR (Spring Harbor Apts) Series 99C-1 5.90%, 8/01/39	2,460	2,426,224
Florida HFC MFHR (Waverly Apts) AGM Series 00C-1 6.50%, 7/01/40	2,790	2,820,076
Highlands Cnty FL Hlth Facs Auth Series 01A 6.00%, 11/15/31 (Prerefunded/ETM)	2,000	2,132,900
Hollywood FL Cmnty Redev Agy (Beach CRA)
XLCA 5.00%, 3/01/24	5,000	5,113,900
Indian Trace Dev Dist FL NPFGC Series 05 5.00%, 5/01/22-5/01/23	2,480	2,496,410
Jacksonville FL EDC (Mayo Clinic Jacksonville) Series 01C 5.50%, 11/15/36	6,750	6,895,462

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jacksonville FL Excise Tax AMBAC Series 02B 5.00%, 10/01/26	$3,925	$4,047,499
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 00A 6.00%, 10/01/32	9,500	9,607,445
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	2,500	2,148,075
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) Series 01A 6.80%, 11/15/31	5,100	5,172,981
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	2,500	2,606,275
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	5,360	5,269,202
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	1,040	996,382
No Palm Beach Cnty FL ID #43 6.125%, 8/01/31 (Prerefunded/ETM)	1,000	1,051,230
Orange Cnty FL HFA MFHR (Loma Vista Apts) Series 99G 5.50%, 3/01/32	2,000	1,919,840
Orlando FL Spl Assmt Conroy Rd Series 98A 5.80%, 5/01/26	3,250	3,249,675
Palm Beach Cnty FL 6.10%, 8/01/21 (Prerefunded/ETM)	510	536,036
6.10%, 8/01/21	30	29,671
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	3,620	3,570,297
Pier Park CDD FL Series 02-1 7.15%, 5/01/34	3,190	2,977,897
Preserve at Wilderness CDD FL Series 02A 7.10%, 5/01/33	1,380	1,394,048

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tampa FL (Univ of Tampa FL) RADIAN Series 02 5.625%, 4/01/32	$3,175	$3,203,289
Tara CDD FL Series 00A 7.15%, 5/01/31	1,670	1,684,512
Village Ctr CDD FL NPFGC 5.125%, 10/01/28	1,000	1,011,780
Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) Series 99A 5.75%, 10/15/29	2,000	2,001,080
West Palm Beach CDD FL 5.00%, 3/01/25-3/01/29	4,620	4,640,198

		97,009,098

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	515	537,202

Illinois – 8.0%
Chicago IL Brd of Ed GO AGM Series 07 5.00%, 12/01/24	15,000	15,935,250
Chicago IL GO Series 08A 5.25%, 1/01/23	10,000	11,019,700
AGM 5.00%, 1/01/29(e)	7,000	7,399,980
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	5,100	5,173,695
Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	1,750	1,693,423
Chicago IL Sales Tax AGM Series 05 5.00%, 1/01/25	6,905	7,279,665
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	2,555	2,558,066
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,386	2,177,320

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hampshire IL SSA 5.80%, 3/01/26	$2,330	$2,118,296
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,250	2,224,103
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	750	701,693
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	2,232,142
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,405,510
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,268	2,173,901
Matteson IL GO 8.00%, 12/01/29(b)	3,350	2,552,599
Metro Pier & Expo Auth IL Spl Tax NPFGC Series 02A 5.25%, 6/15/42	3,500	3,555,300

		76,200,643

Indiana – 1.1%
Franklin Twp IN Sch Bldg Corp. AMBAC 5.00%, 7/15/21-7/15/22	6,625	7,213,433
Hendricks Cnty IN GO 5.50%, 7/15/23	1,165	1,238,570
Indiana Dev Fin Auth (Inland Steel Co.) Series 97 5.75%, 10/01/11	1,825	1,860,441

		10,312,444

Iowa – 0.0%
Coralville IA BANS Series 07C 5.00%, 6/01/18	240	263,496

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,260	1,185,118

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 3.0%
De Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	$2,200	$2,313,344
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,565,493
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,117,118
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	620	625,617
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	777,863
New Orleans LA GO NPFGC Series 05 5.00%, 12/01/29	3,990	4,106,907
5.25%, 12/01/21	4,495	4,731,752
RADIAN 5.00%, 12/01/18-12/01/19	4,140	4,442,586
RADIAN Series A 5.00%, 12/01/22	1,060	1,114,739

		28,795,419

Maryland – 0.9%
Anne Arundel Cnty MD Spl Oblig 6.10%, 7/01/40	885	899,107
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	6,285	6,288,897
Maryland Ind Dev Fin Auth (Medical Waste Assoc LP) Series 89 8.75%, 11/15/10(c)(d)	1,225	1,041,250

		8,229,254

Massachusetts – 3.3%
Massachusetts Dev Fin Agy (Emerson College) Series A 5.50%, 1/01/30	4,750	5,140,165

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	$6,035	$5,471,391
Massachusetts GO Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	3,220	3,519,782
5.25%, 11/01/30 (Prerefunded/ETM)	1,780	1,945,718
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	5,886,072
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,532,400
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) NPFGC Series 08 5.375%, 2/01/26	1,250	1,308,275
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,710	2,704,282
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.50%, 1/01/19	4,000	3,771,080

		31,279,165

Michigan – 3.2%
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	10,306,945
Kalamazoo MI Fin Auth FGIC Series 94A 9.77%, 6/01/11(f)	240	241,790
Kent MI Hosp Fin Auth (Metropolitan Hospital) Series 2005A 5.25%, 7/01/30	1,670	1,568,547
5.75%, 7/01/25	710	713,678
Michigan HDA MFHR (Michigan HDA) AMBAC Series 97A 6.10%, 10/01/33	235	235,059

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Hosp Fin Auth Series 01 5.625%, 11/15/36 (Prerefunded/ETM)	$2,650	$2,810,166
Michigan Hosp Fin Auth (Trinity Healthcare Group) Series 2000A 6.00%, 12/01/27 (Prerefunded/ETM)	65	65,937
6.00%, 12/01/27	4,450	4,514,169
Plymouth MI Ed Ctr Charter Sch Series 05 5.375%, 11/01/30	2,000	1,746,140
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	2,290	2,318,259
Wayne State Univ MI Series 2009 5.00%, 11/15/29	5,215	5,570,350

		30,091,040

Minnesota – 0.7%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,403,825
Minneapolis MN (National Marrow Donor Prog) 4.875%, 8/01/25	1,285	1,285,578
Shakopee MN Hlthcare Fac (St. Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,744,820
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	1,000	1,014,250

		6,448,473

Mississippi – 1.7%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.25%, 8/01/27	15,000	16,360,650

Missouri – 2.1%
Kansas City MO IDA Arpt (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	1,945	1,925,530

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	$14,000	$14,706,440
Missouri Dev Fin Brd (Crackerneck Creek MO Tax Alloc) Series 05C 5.00%, 3/01/26	1,000	1,013,690
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,880	1,879,831
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	650	652,145

		20,177,636

Nevada – 6.4%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.125%, 9/01/29	4,800	4,441,728
Clark Cnty NV Airport PFC (Mccarran Airport) 5.25%, 7/01/18	9,090	10,393,233
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	13,250	14,353,593
Clark Cnty NV SD GO NPFGC-RE 5.00%, 6/15/22	5,720	6,133,899
Las Vegas NV Wtr Dist NPFGC-RE Series 05 5.00%, 6/01/27	5,000	5,256,200
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	5,800	6,254,314
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/26	6,715	6,942,706
AMBAC Series B 5.00%, 7/01/25	6,985	7,248,055

		61,023,728

New Hampshire – 0.9%
New Hampshire Bus Fin Auth (Public Service New Hampshire) Series 93E 6.00%, 5/01/21	4,000	4,052,920

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	$1,680	$1,726,150
New Hampshire Hlth & Ed Fac Auth (Dartmouth Hitchcock Oblig Grp) AGM Series 02 5.50%, 8/01/27	2,250	2,363,625

		8,142,695

New Jersey – 1.5%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/27	5,175	5,249,779
New Jersey Ed Fac Auth AMBAC Series 02A 5.125%, 9/01/22 (Prerefunded/ETM)	2,500	2,712,500
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	6,200	6,686,204

		14,648,483

New Mexico – 1.3%
Clayton NM Jail Proj CIFG NA 5.00%, 11/01/25-11/01/27	13,095	12,293,333

New York – 2.8%
Erie Cnty NY IDA (Buffalo NY SD GO) AGM Series 04 5.75%, 5/01/25-5/01/26	5,100	5,508,730
New York NY GO 5.25%, 9/01/23	5,000	5,663,850
Series 03A 5.50%, 8/01/21	5,000	5,473,350
Series 04G 5.00%, 12/01/23	895	977,581
Series 2003I 5.75%, 3/01/17 (Prerefunded/ETM)	420	470,753
Series 2007 5.00%, 1/01/23	1,000	1,096,370
Series 2007D1 5.125%, 12/01/27(a)(e)	1,000	1,095,160
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,632,975

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	$1,760	$1,929,928
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	1,200	1,305,708
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(d)	1,188	3,564

		26,157,969

North Carolina – 0.4%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM Series 08 5.25%, 6/01/22	920	1,040,051
North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	1,131,310
North Carolina Med Care Comm (Pennybyrn at Maryfield) 6.00%, 10/01/23	1,895	1,736,862

		3,908,223

North Dakota – 0.2%
Ward Cnty ND Hlth Care Fac (Trinity Health) Series 2006 5.125%, 7/01/18-7/01/20	2,065	2,155,587

Ohio – 2.8%
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,835	3,119,464
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	6,071,175
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	8,400	8,546,580
Hamilton Cnty OH Sales Tax AMBAC Series B 5.25%, 12/01/32	1,440	1,444,305
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	7,816,424

		26,997,948

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 0.5%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	$2,995	$3,067,539
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	1,645	1,649,260

		4,716,799

Pennsylvania – 3.2%
Allegheny Cnty PA Hgr Ed Auth (Carnegie Mellon University) Series 02 5.50%, 3/01/28	5,665	5,820,844
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	4,200	4,008,102
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hosp) Series 02A 5.125%, 6/01/32	2,000	2,015,460
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	5,017,301
Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 08A 5.50%, 7/01/23	3,940	4,356,537
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,030	877,838
Pittsburgh & Allegheny Cnty Sports & Exhibition Auth (Pittsburgh - Allegheny Cnty PA SalesTax) 5.00%, 2/01/31	6,925	7,262,109
South Central Gen Auth PA NPFGC Series 01 5.25%, 5/15/31	685	704,269
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	480	382,368

		30,444,828

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.3%
Puerto Rico GO 5.25%, 7/01/23	$1,700	$1,775,072
Series 01A 5.50%, 7/01/19	1,000	1,105,750
Series 03A 5.25%, 7/01/23	500	514,200
Series 04A 5.25%, 7/01/19	2,880	3,027,370
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	548,245
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,118,452
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	4,460	4,635,084

		12,724,173

Rhode Island – 0.6%
Rhode Island EDC (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	5,500	5,523,925

South Carolina – 1.5%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	1,500	1,562,100
AGC 5.00%, 12/01/29	400	418,088
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) Series 05 5.00%, 12/01/30	450	454,401
AGC Series 05 5.00%, 12/01/27	6,225	6,381,683
SCAGO Edl Facs Corp. (Calhoun Sch Proj) RADIAN 5.00%, 12/01/21	5,245	5,105,641

		13,921,913

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,990	2,016,965

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.25%, 9/01/26	$275	$278,003

		2,294,968

Texas – 12.3%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	1,290	1,428,030
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	475	465,448
Camino Real Regl Mob Auth TX 5.00%, 2/15/21-2/15/22	4,270	4,276,348
Series 2008 5.00%, 8/15/21	1,790	1,792,810
Corpus Christi TX Gen Arpt AGM Series 00B 5.375%, 2/15/30	7,100	7,194,572
Dallas Fort Worth TX Intl Arpt NPFGC-RE Series 01 5.50%, 11/01/35	13,400	13,462,846
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	168,747
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,481,900
Garza Cnty Pub Fac Corp. (Garza Cnty TX Lease Corr Fac) 5.50%, 10/01/19	535	526,841
Grapevine TX Arpt Fac (Cargo Acquisition Group) 6.50%, 1/01/24	990	996,811
Guad Blanco River Auth TX NPFGC Series 04A 5.00%, 8/15/24	1,895	1,940,006
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	5,700	5,641,404
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	730	767,381
Houston TX IDC (Cargo Acquisition Group) Series 02 6.375%, 1/01/23	3,000	3,014,940
Laredo TX ISD Lease AMBAC Series 04A 5.00%, 8/01/24	1,000	1,010,430

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Magnolia TX ISD GO 5.00%, 8/15/20	$6,165	$7,017,805
North Texas Hgr Ed Auth AGM Series 07 5.00%, 9/01/24	1,000	1,039,780
San Antonio TX Elec & Gas 5.00%, 2/01/25 (Prerefunded/ETM)	65	75,777
5.00%, 2/01/25	2,435	2,655,002
Series 08 5.00%, 2/01/26	6,830	7,544,623
Series 2009A 5.25%, 2/01/24	3,260	3,748,413
San Antonio TX GO Series 02 5.00%, 2/01/22 (Prerefunded/ETM)	3,060	3,183,747
5.00%, 2/01/23 (Prerefunded/ETM)	1,485	1,544,860
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	1,003,700
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,177,491
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,169,673
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,038,440
Texas Private Acvty Bond Srfc Transp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,040	9,860,561
Texas Private Acvty Bond Srfc Transp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,479,067
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	9,500	9,681,545
Tyler TX Hlth Fac Dev Corp. Series 01 6.00%, 7/01/31 (Prerefunded/ETM)	3,900	4,220,385
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	2,000	2,025,640
Wichita TX ISD GO Series 2007 5.00%, 2/01/27	6,000	6,610,200

		117,245,223

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah – 0.3%
Intermountain Pwr Agy UT Series 2008A 5.25%, 7/01/23	$2,750	$2,980,422

Virginia – 0.4%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	505	511,520
Broad Street CDA VA Series 03 7.50%, 6/01/33	3,000	2,856,090

		3,367,610

Washington – 8.2%
Clark Cnty WA PUD #1 5.00%, 1/01/23	12,635	13,757,367
Energy Northwest WA (Bonneville Power Admin) Series 2006 5.00%, 7/01/24	4,055	4,441,036
AMBAC 5.00%, 7/01/21	11,470	12,352,273
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,311,720
Series 2009 5.00%, 6/01/27	615	648,296
King Cnty WA SD #414 GO NPFGC 5.00%, 12/01/24	4,500	4,954,500
Spokane WA GO AMBAC 5.00%, 12/01/22	7,940	8,759,249
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	3,615	3,990,635
Washington St GO 5.00%, 8/01/28(e)	9,000	9,994,590
AMBAC 5.00%, 1/01/24	5,000	5,449,700
NPFGC-RE 5.00%, 1/01/27	6,380	6,953,945
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	2,372,561

		77,985,872

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.8%
Fairmont WV St College NPFGC-RE Series 02A 5.375%, 6/01/27	$2,500	$2,570,800
West Virginia EDA (West Virginia Lottery) 5.00%, 6/15/35	5,000	5,224,950

		7,795,750

Wisconsin – 0.8%
Milwaukee WI (Cargo Acquisition Group) Series 02 6.50%, 1/01/25	2,095	2,128,855
Wisconsin Hlth & Ed Fac Auth NPFGC 5.25%, 8/15/20	5,000	5,160,450

		7,289,305

Total Investments – 99.5% (cost $920,445,761)		945,925,083
Other assets less liabilities – 0.5%		4,557,039

Net Assets – 100.0%		$950,482,122

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$4,745	2/12/12	SIFMA	*	3.548%		$228,128
Merrill Lynch	6,300	10/21/16	SIFMA	*	4.128%		978,069
Merrill Lynch	2,500	7/30/26	4.090%		SIFMA	*	(438,241)
Merrill Lynch	2,500	11/15/26	4.378%		SIFMA	*	(527,467)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note L).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

National Portfolio—Portfolio of Investments

(f)	Variable rate coupon, rate shown as of October 31, 2010.

As of October 31, 2010, the Portfolio held 38.4% of net assets in insured bonds (of this amount 5.1% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
CIFG	NA – CIFG Assurance North America Inc.
COP	– Certificate of Participation
CRA	– Community Redevelopment Agency
EDA	– Economic Development Agency
EDC	– Economic Development Corporation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HDA	– Housing Development Authority
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
IDC	– Industrial Development Corporation
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SFMR	– Single Family Mortgage Revenue
SSA	– Special Services Area
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 113.9%
Long-Term Municipal Bonds – 113.9%
Alabama – 1.2%
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	$4,615	$4,830,982

Arizona – 5.0%
Downtown Phoenix Hotel Corp. FGIC Series 2005A 5.00%, 7/01/40	6,930	5,881,699
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	2,105	2,061,595
5.625%, 7/01/38	3,825	3,743,298
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	9,240	8,767,189

		20,453,781

California – 15.4%
Bay Area Toll Authority CA Series 2006F 5.00%, 4/01/25(a)	7,570	8,187,182
California Dept Wtr Res Wtr (California Dept Wtr Res Cen Vy) Series 2008AE 5.00%, 12/01/28	2,940	3,245,642
California Ed Fac Auth (California Clg of Arts) 5.00%, 6/01/30	1,140	1,121,783
California GO 5.00%, 9/01/30-12/01/37	5,805	5,886,777
5.60%, 3/01/36	700	749,819
Series 2009 5.50%, 11/01/39	525	555,912
California Municipal Fin Auth (Community Hospital of Central CA) 5.50%, 2/01/39	2,000	1,974,400
California Statewide CDA (Daughters of Charity Hlth Sys) Series 2005A 5.00%, 7/01/39	1,800	1,574,910
5.25%, 7/01/30	2,995	2,857,050

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38	$4,650	$5,002,144
Chino CFD CA #2009-1 6.75%, 9/01/40	1,000	1,030,600
Compton CRA Series 2010A 5.50%, 8/01/30	2,635	2,628,465
Series 2010B 5.00%, 8/01/25	1,420	1,365,429
Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47	6,390	4,574,921
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010B 5.00%, 5/15/31(b)	7,230	7,581,884
Los Angeles CA Regl Arpts Impt Corp (American Airlines, Inc) Series 2002C 7.50%, 12/01/24	4,625	4,695,809
Los Angeles CA USD GO Series 2010 KRY 5.25%, 7/01/25(a)	1,000	1,108,600
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	450	459,131
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,292,749
San Francisco City/Cnty CA COP Series 2009A 5.00%, 4/01/29	3,115	3,253,991
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,000	2,021,840
Turlock CA Hlth Fac COP (Emanuel Medical Center) 5.375%, 10/15/34	2,225	2,136,690

		63,305,728

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 3.1%
Colorado Hlth Fac Auth (American Baptist Homes of the Midwest) Series 2009A 7.75%, 8/01/39	$965	$1,033,727
E-470 Pub Hwy Auth CO 5.375%, 9/01/26	3,800	3,830,020
Fitzsimons Vlg Met Dist #1 Series 2010A 7.50%, 3/01/40	1,500	1,545,360
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,311,937
Regional Transportation District (Denver Transit Partners) 6.00%, 1/15/41	1,600	1,677,760
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	2,550	2,550,179

		12,948,983

District of Columbia – 2.2%
District of Columbia Pers Income Tax 5.00%, 12/01/26(a)	8,000	8,976,080

Florida – 3.7%
Lake Cnty FL Sch Brd COP AMBAC Series 2005A 5.00%, 6/01/25	3,695	3,746,102
Lee Cnty FL IDA (Shell Point/Alliance Oblig Group) 5.00%, 11/15/22-11/15/32	2,600	2,378,511
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center) 5.375%, 11/15/28	1,130	1,067,048
Series 2004 6.75%, 11/15/21	1,880	1,974,301
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,129,880
Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) RADIAN Series 2005 5.00%, 10/15/35	1,840	1,829,567

		15,125,409

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 1.5%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.125%, 9/01/40	$6,100	$6,306,363

Guam – 0.2%
Guam COP Series 2010A 6.875%, 12/01/40	910	949,230

Illinois – 8.9%
Chicago IL GO AGM 5.00%, 1/01/29(a)	3,000	3,171,420
Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) Series 2010B 5.00%, 1/01/26	1,285	1,345,498
Chicago IL Tax Increment (Metramarket Chicago Proj) Series 2010A 6.87%, 2/15/24	1,350	1,415,826
Illinois Finance Auth (Elmhurst Mem Healthcare) Series 2008A 5.625%, 1/01/37	5,295	5,142,822
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	4,000	3,953,960
Illinois Finance Auth (Navistar International Corp.) 6.50%, 10/15/40	1,900	1,977,539
Illinois Finance Auth (OSF Healthcare Sys) 6.00%, 5/15/39	6,000	6,334,020
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	1,250	1,227,312
8.25%, 5/15/45	2,775	2,783,908
Illinois Finance Auth (Provena Health) Series B 6.00%, 5/01/34	2,025	2,051,284
Illinois Finance Auth (Swedish Covenant Hospital) 6.00%, 8/15/38	3,360	3,455,928

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Matteson IL GO 8.00%, 12/01/29(c)	$5,000	$3,809,850

		36,669,367

Indiana – 0.9%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40(b)	4,000	3,841,360

Kansas – 1.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	7,600	4,232,972

Kentucky – 2.8%
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.375%, 3/01/40	2,000	2,150,120
Series 2010 A 6.00%, 6/01/30	3,540	3,784,118
Series 2010A 6.375%, 6/01/40	1,000	1,075,210
Louisville & Jefferson Cnty KY (Norton Healthcare) 5.25%, 10/01/36	4,500	4,449,510

		11,458,958

Louisiana – 8.5%
Louisiana Gas & Fuels Tax 5.00%, 5/01/27-5/01/29(a)	10,000	11,007,900
Louisiana Loc Govt Envrn Fac & CDA (Women’s Hospital Foundation) 5.625%, 10/01/30	1,200	1,217,688
Series 2010A 5.875%, 10/01/40	3,000	3,108,090
6.00%, 10/01/44	2,140	2,220,785
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.25%, 5/15/38	2,200	2,131,492
5.375%, 5/15/43	7,925	7,682,257
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	5,500	5,432,900
Tobacco Settlement Financing Corp (Louisiana Tobacco Asset Sec) 5.875%, 5/15/39	1,885	1,899,609

		34,700,721

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland – 0.2%
Anne Arundel Cnty MD Spl Oblig 6.10%, 7/01/40	$1,000	$1,015,940

Massachusetts – 2.3%
Massachusetts Dev Fin Agy (Boston Architectural College) Series 2006 5.00%, 1/01/37	335	265,819
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	1,550	1,546,730
Massachusetts Port Auth (Delta Airlines, Inc.) Series 2001A 5.50%, 1/01/13	2,795	2,764,031
AMBAC Series 2001A 5.00%, 1/01/27	1,355	1,113,295
5.50%, 1/01/19	4,005	3,775,794

		9,465,669

Michigan – 4.7%
Kent MI Hosp Fin Auth (Metropolitan Hospital) Series 2005A 5.25%, 7/01/30	1,480	1,390,090
5.75%, 7/01/25	875	879,533
6.00%, 7/01/35	1,310	1,319,380
6.25%, 7/01/40	1,000	1,015,200
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	6,800	6,788,916
Michigan Pub Edl Fac Auth (Dr. Joseph F. Pollack – Pace) 8.00%, 4/01/30	1,195	1,236,323
Series 2010 8.00%, 4/01/40	500	523,130
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) 5.00%, 7/01/30	1,900	1,860,290
Wayne County Airport Authority (Detroit Metro Wayne Cnty Arpt) NPFGC-RE 5.00%, 12/01/27	4,630	4,444,846

		19,457,708

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 2.5%
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.) Series 2006A 6.00%, 12/01/46	$1,775	$1,684,919
Minneapolis MN (National Marrow Donor Prog) 4.875%, 8/01/25	1,145	1,145,515
Minnesota Hgr Ed Fac Auth (St. Scholastic College) Series 2010H 5.125%, 12/01/40(b)	650	655,369
St Paul Housing & Redev Auth (Healtheast) Series 2005 6.00%, 11/15/30	1,580	1,582,670
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.75%, 7/01/39	3,000	3,109,410
Washington Cnty MN Hsg & Redev Auth (Healtheast) 5.50%, 11/15/27	2,000	1,937,660

		10,115,543

Missouri – 0.4%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,520	1,519,863

New Jersey – 2.9%
New Jersey EDA (Continental Airlines) 6.25%, 9/15/29	3,900	3,878,706
6.40%, 9/15/23	3,000	3,004,290
Series 1999 6.25%, 9/15/19	375	375,120
Tobacco Settlement Financing Corp. Series 2007 1A 5.00%, 6/01/41	6,265	4,511,113

		11,769,229

New York – 12.1%
Metropolitan Trnsp Auth Series 2007B 5.00%, 11/15/33	5,000	5,210,400
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	1,865	1,917,350

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

6.70%, 1/01/43	$1,400	$1,415,666
New York NY GO Series 2007D1 5.125%, 12/01/27(a)	7,340	8,038,474
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	2,000	2,125,900
8.00%, 8/01/28	5,550	5,975,851
Series 2005 7.625%, 8/01/25	565	599,036
New York NY IDA (Amr Corp.) Series 2005 7.50%, 8/01/16	1,110	1,165,589
New York NY Mun Wtr Fin Auth Series 2010BB 5.00%, 6/15/30(a)	10,000	11,052,000
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009A 5.00%, 2/15/29(a)	7,500	8,184,150
Port Authority of New York & New Jersey 5.00%, 7/15/35	3,490	3,785,638
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	50	53,254

		49,523,308

North Carolina – 0.6%
North Carolina Med Care Comm (Pennybyrn at Maryfield) 6.00%, 10/01/23	1,580	1,448,149
Series A 6.125%, 10/01/35	1,000	839,990

		2,288,139

Ohio – 2.5%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	4,125	3,137,227
County of Erie (Firelands Regional Med Ctr) 5.25%, 8/15/46	3,710	3,565,236
Erie Cnty OH Hosp (Firelands Regional Med Ctr) Series 2002A 5.625%, 8/15/32	2,225	2,242,133
Series 2006A 5.00%, 8/15/36	1,290	1,218,521

		10,163,117

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 2.9%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	$6,740	$5,182,049
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	3,157,469
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45(b)	3,520	3,457,837

		11,797,355

Puerto Rico – 2.9%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/23	3,455	3,783,571
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.355%, 7/01/28(d)	6,230	4,037,538
Puerto Rico Sales Tax Fin Corp. Series 2010C 5.00%, 8/01/35	4,000	4,140,120

		11,961,229

Rhode Island – 1.4%
Tobacco Settlement Financing Corp. (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	5,660	5,613,362

Tennessee – 1.6%
Johnson City TN Hlth & Ed (Mountain States Health Alliance/TN) 5.50%, 7/01/36	6,450	6,455,676

Texas – 14.0%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(e)	1,195	1,188,248
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	5,000	5,172,600
Dallas TX Wtr & Swr Sys 5.00%, 10/01/29	3,800	4,250,148
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	3,800	3,760,936

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Arpt Sys (Continental Airlines) 6.75%, 7/01/29	$2,300	$2,314,743
7.00%, 7/01/29	3,585	3,621,890
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	4,000	3,941,160
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	3,000	3,027,450
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Northwest Sr Hsg Corp – Edgemore Proj) Series 2006A 6.00%, 11/15/36	2,500	2,483,650
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,038,440
Texas Private Acvty Bond Srfc Transp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,450	10,307,776
Texas Private Acvty Bond Srfc Transp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	3,950	4,294,874
Texas St Pub Fin Auth Charter Sch Fin Corp. (Cosmos Fndtn, Inc) Series 2010A 6.20%, 2/15/40	5,000	5,292,300
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.00%, 7/01/33	2,400	2,266,200
Series 2007B 5.00%, 7/01/37	3,520	3,303,098

		57,263,513

Virginia – 1.1%
Tobacco Settlement Financing Corp. Series 2007B1 5.00%, 6/01/47	6,240	4,375,176

Washington – 6.9%
Seattle WA Mun Light & Pwr Series 2010B 5.00%, 2/01/25(a)	7,500	8,457,375
Washington St GO 5.00%, 8/01/28-8/01/29(a)	16,000	17,578,460
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,425	2,374,269

		28,410,104

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.5%
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.125%, 8/15/33	$845	$800,900
5.25%, 8/15/34	1,090	1,045,626
Series 2006B 5.125%, 8/15/26	400	397,188

		2,243,714

Total Investments – 113.9% (cost $454,919,760)		467,238,579
Other assets less liabilities – (13.9)%		(57,039,572)

Net Assets – 100.0%		$410,199,007

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Bank NA	$8,500	7/9/25	SIFMA	*	3.167%	$459,330
Morgan Stanley	2,500	3/17/22	SIFMA	*	3.0725%	169,770
Morgan Stanley	3,000	6/11/22	SIFMA	*	2.965%	156,502

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Morgan Stanley: CDX-NAHYS 5.00% 6/20/15, 6/20/15*	5.00%	4.48%	$5,000	$100,000	$138,679	$267,846
Morgan Stanley: CDX-NAHYS 5.00% 6/20/15, 6/20/15*	5.00	4.48	7,000	140,000	365,308	546,141

*	Termination date

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note L).

(b)	When-Issued or delayed delivery security.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)	Variable rate coupon, rate shown as of October 31, 2010.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the market value of this security amounted to $1,188,248 or 0.3% of net assets.

As of October 31, 2010, the Portfolio held 6.8% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring

FGIC RADIAN – Radian Asset Assurance Inc.

USD – Unified School District

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.7%
Long-Term Municipal Bonds – 100.7%
California – 93.5%
Acalanes CA UHSD GO AGM Series 05B 5.25%, 8/01/24	$5,000	$5,526,450
Banning CA Util Auth Wtr NPFGC-RE Series 05 5.25%, 11/01/30	8,405	8,626,388
Bay Area Toll Auth CA Series 2009F1 5.25%, 4/01/27	7,500	8,419,875
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	3,305	3,138,296
Butte-Glenn CCD CA GO NPFGC Series 05B 5.00%, 8/01/25	3,620	3,848,784
California Dept Vets Aff SFMR AMBAC Series 02A 5.35%, 12/01/27	22,320	22,694,530
California Dept Wtr Res Cen Vy Series 2008AE 5.00%, 12/01/27	1,000	1,106,070
California Dept Wtr Res Wtr 5.00%, 12/01/24	5,000	5,615,550
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,725	6,629,893
California Ed Fac Auth (California Clg of Arts) Series 01 5.875%, 6/01/30	2,200	2,209,108
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21	990	1,066,913
Series 04 5.00%, 11/01/20	1,000	1,072,030
5.25%, 5/01/34	1,000	1,025,300
California GO 5.00%, 8/01/22-2/01/32	21,600	22,260,060
5.125%, 6/01/31	20	20,077
5.25%, 2/01/30 (Prerefunded/ETM)	45	47,770
5.25%, 2/01/30-4/01/30	10,475	10,636,880
5.30%, 4/01/29	5	5,200
Series 03 5.25%, 2/01/24	3,500	3,702,965

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.00%, 6/01/18	$5,000	$5,618,200
NPFGC Series 03 5.25%, 2/01/16	2,050	2,217,096
California HFA MFHR (California HFA) AMBAC Series 95A 6.25%, 2/01/37	1,235	1,235,827
California Hlth Fac Fin Auth (Catholic Healthcare West) Series G 5.50%, 7/01/25	3,180	3,341,862
California Hlth Fac Fin Auth (Cottage Healthcare Sys) NPFGC Series 03B 5.00%, 11/01/23	2,500	2,537,450
California Hlth Fac Fin Auth (Lucile Packard Children’s Hosp) AMBAC Series 03C 5.00%, 8/15/21	3,365	3,547,888
California Infra & Eco Dev Bk (Kaiser Permanente) Series 01A 5.55%, 8/01/31	18,000	18,430,200
California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) NPFGC Series 96A 5.35%, 12/01/16	15,500	16,044,825
California Poll Cntl Fin Auth (Southern CA Edison Co.) NPFGC Series 99C 5.55%, 9/01/31	7,950	7,968,444
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 99A 5.70%, 8/01/14	3,015	3,014,940
California Pub Wks Brd (CA Lease Mental Hlth Coalinga) Series 04A 5.50%, 6/01/22-6/01/23	6,790	7,061,282
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	4,270	4,211,586
California Pub Wks Brd (Univ of California Lease) Series 04F 5.00%, 11/01/26	8,065	8,608,420

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 05C 5.00%, 4/01/23	$3,130	$3,378,710
California Rural Home Mtg Series 00B 6.25%, 12/01/31	60	60,570
Series 00D 6.00%, 12/01/31	165	168,816
California State Univ AMBAC Series A 5.00%, 11/01/19	6,025	6,613,160
NPFGC-RE Series 03A 5.00%, 11/01/22	6,000	6,351,600
California Statewide CDA (San Diego Space/Sci Fdtn) Series 96 7.50%, 12/01/16	1,860	1,893,331
California Statewide CDA MFHR (Highland Creek Apts) Series 01K 5.40%, 4/01/34	5,745	5,874,894
California Statewide CDA MFHR (Santa Paula Village Apts) Series 98D 5.43%, 5/01/28	1,975	1,975,652
Capistrano CA USD GO AGM Series 01B Zero Coupon, 8/01/25	8,000	3,498,000
NPFGC-RE Series 00A 6.00%, 8/01/24	1,550	1,570,150
Castaic Lake CA Wtr Agy AMBAC Series 04A 5.00%, 8/01/16-8/01/18	4,325	4,711,116
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 01B 5.25%, 9/01/30	4,825	4,760,297
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,542,775
Commerce CA Jt Pwrs Fin Auth (Commerce CA Lease Cmnty Ctr) XLCA Series 04 5.00%, 10/01/34	2,015	1,787,728
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,555	5,561,185

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

E CA Mun Wtr Dist CFD #2001-01A Series 02 6.40%, 9/01/32	$3,480	$3,481,392
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	4,894,071
El Centro CA Fin Auth (El Centro Reg Med Center) Series 01 5.375%, 3/01/26	18,000	18,020,880
Encinitas Ranch CA Golf Auth Series 04 5.50%, 9/01/23-9/01/24	1,110	1,018,160
5.60%, 9/01/26	1,000	906,240
Fontana CA CFD #11 (Fontana CA CFD #11 Hertg W End) Series B 6.50%, 9/01/28	8,090	8,107,070
Fontana CA Pub Fin Auth (North Fontana CA Redev Area) AMBAC Series 03A 5.50%, 9/01/32	5,200	5,215,652
Fremont CA USD GO AGM Series 05B 5.00%, 8/01/26	1,745	1,856,855
Fresno CA Jt Pwrs Fin Auth (Fresno CA Lease Cap Proj) XLCA Series 04A 5.25%, 10/01/21-10/01/24	3,425	3,608,427
5.375%, 10/01/17	1,315	1,433,468
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,355,950
Gilroy CA USD GO NPFGC-RE 5.00%, 8/01/27	1,500	1,568,310
Huntington Pk CA Pub Fin Auth (Huntington Pk CA Tax Alloc) AGM Series 04A 5.25%, 9/01/17	1,000	1,125,000
Jurupa CA USD GO NPFGC-RE Series 04 5.00%, 8/01/22	1,340	1,386,404
Kaweah Delta CA Hlthcare NPFGC Series 04 5.25%, 8/01/25-8/01/26	3,780	3,897,158

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

La Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	$2,820	$2,831,647
Lammersville CA SD CFD #2002 Series 02 6.375%, 9/01/32	4,250	4,272,908
Lancaster CA Redev Agy (Lancaster CA Redev Tax Incr) XLCA Series 04 5.00%, 12/01/23	2,995	3,008,304
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 05A 5.00%, 12/01/23	2,000	1,954,880
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) AMBAC Series 01 5.25%, 11/01/30	6,500	6,251,050
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/17	2,565	2,582,750
5.10%, 3/01/19	1,350	1,353,429
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series A 5.00%, 5/15/27	3,560	3,869,257
Los Angeles CA Dept Arpts (Los Angeles Intl Airpot) Series 2009A 5.25%, 5/15/29	8,340	9,049,651
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	5,759,827
Los Angeles CA Harbor Dept 5.00%, 8/01/26	21,450	23,650,770
Los Angeles CA MFHR (Park Plaza West Apts) 5.50%, 1/20/43	5,000	5,025,800
Los Angeles CA USD GO Series 2010 KRY 5.25%, 7/01/25(a)	8,000	8,868,800
AMBAC Series B 5.00%, 7/01/19-7/01/21	13,685	15,112,638
Marin CA Muni Wtr Dist AMBAC Series 04 5.25%, 7/01/20	3,040	3,171,206

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Murrieta Vly CA USD GO AGM Series 05B 5.125%, 9/01/29	$1,500	$1,582,770
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 5.875%, 3/01/32	1,580	1,612,248
6.00%, 3/01/36	1,225	1,249,855
AMBAC Series 05 5.00%, 3/01/26	1,900	1,866,351
RADIAN Series 04 5.00%, 3/01/24	3,060	2,869,790
Oakland CA USD GO NPFGC Series 05 5.00%, 8/01/25	7,455	7,615,357
NPFGC-RE 5.00%, 8/01/22	8,975	9,333,551
Ontario CA COP NPFGC Series 04 5.25%, 7/01/21	1,700	1,822,468
Orange Cnty CA COP AMBAC 6.00%, 6/01/21 (Prerefunded/ETM)	890	1,052,612
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21 (Prerefunded/ETM)	37,500	26,527,875
Palmdale CA Wtr Dist NPFGC-RE Series 04 5.00%, 10/01/24	1,775	1,851,023
Pittsburg CA Redev Agy (Los Medanos Cmnty Dev Proj) NPFGC Series 03A 5.00%, 8/01/21	6,410	6,556,212
Placentia-Yorba Lnda CA USD GO (Placentia-Yorba Lnda USD CA GO) NPFGC-RE Series 06 5.00%, 10/01/27	4,200	4,300,716
Port of Oakland CA Series L 5.375%, 11/01/27 (Prerefunded/ETM)	280	305,589
NPFGC-RE Series 02L 5.375%, 11/01/27	2,220	2,243,998
Poway CA Redev Agy (Poway CA Redev Spl Tax Paguay) AMBAC Series 01 5.375%, 12/15/31	5,615	5,412,186

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Redding CA Elec Sys COP NPFGC Series 92A 10.003%, 7/01/22 (Prerefunded/ETM)(b)	$1,290	$1,800,324
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,092,458
6.00%, 9/01/30	1,395	1,460,230
Riverside CA CCD GO NPFGC Series C 5.00%, 8/01/25	1,720	1,869,399
Riverside Cnty CA PFA (Riverside Cnty CA Tax Alloc) XLCA Series 04 5.00%, 10/01/23-10/01/35	4,430	4,094,851
Rocklin CA USD CFD #1 NPFGC Series 04 5.00%, 9/01/25	1,000	1,004,110
Roseville CA HSD GO (Roseville HSD CA GO) Series 01E 5.25%, 8/01/26	2,435	2,504,763
Sacramento CA USD GO Series 04D 5.25%, 7/01/22-7/01/23	5,980	6,446,805
AGM Series 04D 5.25%, 7/01/21	2,545	2,751,349
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 00B 6.00%, 2/01/33	5,300	5,369,059
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 00H 5.70%, 3/01/34	2,875	2,936,813
San Bernardino CA SFMR Series 01-A1 6.35%, 7/01/34	455	457,994
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,627,592
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,635	1,672,834
San Diego CA Hsg Auth MFHR Series 98C 5.25%, 1/20/40	6,105	6,105,549

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA Hsg Auth MFHR (Vista La Rosa Apts) Series 00A 6.00%, 7/20/41	$10,230	$10,385,087
San Diego CA Pub Fac Fin Auth (San Diego CA Lease Fire Safety) 5.25%, 3/01/25	15,000	15,654,300
San Diego CA USD GO NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,548,699
San Diego Cnty CA COP (San Diego Cnty CA COP Bishop) Series 04A 5.50%, 9/01/44	5,000	4,976,750
San Diego Cnty CA Wtr Auth COP AGM Series A 5.00%, 5/01/27	3,500	3,754,205
San Francisco City/Cnty CA Arpt Commn Series 2010A 4.90%, 5/01/29	2,200	2,262,854
San Francisco City/Cnty CA Arpt Commn (SFO Fuel Co. LLC) Series 00A 6.125%, 1/01/27	1,480	1,482,042
San Joaquin Hls Trnsp Corr CA Series 93 Zero Coupon, 1/01/20 (Prerefunded/ETM)	20,000	15,491,400
Zero Coupon, 1/01/21 (Prerefunded/ETM)	20,000	14,679,600
Zero Coupon, 1/01/23 (Prerefunded/ETM)	25,000	16,779,750
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) NPFGC Series A Zero Coupon, 1/15/36	47,415	6,680,299
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC Series 04A 5.25%, 8/01/19	5,000	5,186,850
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	5,834,214
Santa Margarita CA WD CFD #99-1 6.25%, 9/01/29	8,420	8,585,116
Semitropic Wtr Dist CA XLCA Series 04A 5.50%, 12/01/23	1,640	1,802,180

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Gate CA PFA (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	$1,800	$1,731,726
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,583,872
5.25%, 7/01/27	6,760	7,623,522
Southwestern CA CCD GO NPFGC Series 05 5.00%, 8/01/24	1,000	1,093,020
Stockton CA PFA (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17	2,285	2,202,900
Tejon Ranch CA Pub Fac Fin CFD #1 Series 00A 7.20%, 9/01/30	9,765	10,008,833
Series 03 6.125%, 9/01/27	1,000	1,007,490
6.20%, 9/01/33	2,375	2,375,356
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,561,146
Univ of California Series K 5.00%, 5/15/21	5,525	6,226,233
AGM Series 05B 5.00%, 5/15/24	5,000	5,357,000
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	5,057,200

		687,204,472

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,325	1,057,204

Florida – 0.1%
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(c)(d)	1,535	506,550
Series 02B 6.625%, 5/01/33(c)(d)	655	216,150

		722,700

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 0.4%
Henderson NV LID # T-14 Series A 5.00%, 3/01/22	$2,545	$2,562,383

Puerto Rico – 6.6%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	11,385,388
Puerto Rico GO 5.25%, 7/01/23	3,000	3,132,480
Series 01A 5.50%, 7/01/19	1,880	2,078,810
Series 03A 5.25%, 7/01/23	800	822,720
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	548,245
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	309,806
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	21,000	22,597,050
Univ of Puerto Rico 5.00%, 6/01/18	4,930	5,176,648
Series 06Q 5.00%, 6/01/19	2,490	2,595,601

		48,646,748

Total Investments – 100.7% (cost $701,179,820)		740,193,507
Other assets less liabilities – (0.7)%		(4,931,630)

Net Assets – 100.0%		$735,261,877

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citigroup	$6,500	1/25/26	SIFMA	*	4.108%		$1,090,081
Merrill Lynch	2,800	10/1/16	SIFMA	*	4.147%		442,153
Merrill Lynch	3,100	10/21/16	SIFMA	*	4.128%		481,272
Merrill Lynch	14,500	7/30/26	4.090%		SIFMA	*	(2,541,797)
Merrill Lynch	10,200	8/9/26	4.063%		SIFMA	*	(1,733,721)
Merrill Lynch	15,000	11/15/26	4.378%		SIFMA	*	(3,164,805)

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note L).

(b)	Variable rate coupon, rate shown as of October 31, 2010.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

As of October 31, 2010, the Portfolio held 39.9% of net assets in insured bonds (of this amount 0.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

ETM – Escrowed to Maturity

GO – General Obligation

HFA – Housing Finance Authority

HSD – High School District

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFA – Public Finance Authority

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.3%
Long-Term Municipal Bonds – 99.3%
New York – 86.4%
Albany Cnty NY Arpt Auth AGM 5.00%, 12/15/25-12/15/26	$4,540	$4,819,794
Albany NY IDA (St. Peter’s Hosp) Series A 5.75%, 11/15/22	795	849,887
Cortland Cnty NY IDA (Cortland Memorial Hospital) RADIAN Series 02 5.25%, 7/01/32	2,700	2,710,422
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,568,727
East Rochester Housing Authority (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,716,796
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22-5/15/23	9,965	11,592,126
Erie Cnty NY GO NPFGC Series 05A 5.00%, 12/01/20	5,990	6,442,005
Erie Cnty NY IDA (Buffalo NY SD GO) AGM Series 04 5.75%, 5/01/25	1,400	1,515,220
Glen Cove NY IDA Series 92B Zero Coupon, 10/15/19 (Prerefunded/ETM)	11,745	9,328,819
Hempstead NY IDA (Adelphi Univ) Series 02 5.50%, 6/01/32	1,000	1,015,790
Herkimer Cnty NY IDA (Herkimer Cnty NY CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,041,760
Long Island Pwr Auth NY AGM Series 01A 5.25%, 9/01/28 (Prerefunded/ETM)	10,000	10,414,000

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series 06A 5.00%, 12/01/19-12/01/24	$8,300	$9,020,110
Metropolitan Trnsp Auth NY Series 02 5.25%, 11/15/31	5,000	5,184,150
Series 02A 5.125%, 11/15/31	5,500	5,689,200
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series A 5.25%, 11/15/30	10,000	10,513,300
NPFGC 5.00%, 11/15/18-11/15/21	11,890	13,431,224
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,142,012
Montgomery Cnty NY IDA (New York St BOCES Prog) XLCA Series 05A 5.00%, 7/01/24	1,500	1,503,870
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	2,120	2,179,508
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,300,000
New York NY GO 5.00%, 1/01/21	5,000	5,528,900
Series 01B 5.50%, 12/01/31 (Prerefunded/ETM)	12,000	12,664,200
Series 03 5.75%, 3/01/15 (Prerefunded/ETM)	2,350	2,633,974
Series 04G 5.00%, 12/01/23	3,225	3,522,571
Series 04I 5.00%, 8/01/21	11,400	12,416,538
Series 05J 5.00%, 3/01/24	5,000	5,390,200
Series 2003I 5.75%, 3/01/17 (Prerefunded/ETM)	420	470,753
AGM Series 04E 5.00%, 11/01/21	4,000	4,395,480
XLCA Series 04I 5.00%, 8/01/18	10,000	11,145,800

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY HDC MFHR (New York NY HDC) Series 01C-2 5.40%, 11/01/33	$3,030	$3,041,605
Series 02A 5.50%, 11/01/34	1,250	1,255,638
NPFGC-RE Series 05P6-A 5.00%, 7/01/19	10,000	10,850,000
New York NY Hlth & Hosp Corp. AGM Series 02A 5.125%, 2/15/23 (Prerefunded/ETM)	1,500	1,591,830
AMBAC Series 03A 5.25%, 2/15/22	5,700	5,939,685
New York NY IDA (Airis JFK 1 LLC) Series 01A 5.50%, 7/01/28	9,000	8,328,690
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,632,975
New York NY IDA (Magen David Yeshivah) ACA Series 02 5.70%, 6/15/27	1,600	1,120,000
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,209,992
New York NY IDA (Staten Island Univ Hosp) Series 01B 6.375%, 7/01/31	1,880	1,900,849
New York NY IDA (Terminal One Group Assn) Series 05 5.50%, 1/01/24	800	824,904
New York NY Mun Wtr Fin Auth 5.00%, 6/15/27	14,410	16,062,106
Series 03A 5.00%, 6/15/27	1,000	1,069,740
Series CC 2008 5.125%, 6/15/30	10,300	11,209,078
New York NY Trnsl Fin Auth 5.00%, 11/01/24	5,000	5,506,950
Series 02A 5.50%, 11/01/26(a)	5,000	5,228,650

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 03D 5.25%, 2/01/18	$10,000	$10,973,600
New York NY Trnsl Fin Auth (New York NY TFA Bldg Aid) NPFGC-RE 5.00%, 7/15/21	7,000	7,790,580
New York NY Trst for Cult Res (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	14,000	14,349,720
New York St Dormitory Auth Series 02 5.00%, 7/01/32 (Prerefunded/ETM)	4,000	4,304,320
Series 04A 5.25%, 7/01/21 (Prerefunded/ETM)	575	665,775
FHA Series 02-34 5.20%, 2/01/32 (Prerefunded/ETM)	3,965	4,461,656
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	1,900	2,080,671
New York St Dormitory Auth (Cornell Univ) 5.00%, 7/01/25-7/01/29	4,465	5,045,563
Series 2008B 5.00%, 7/01/27	3,925	4,441,726
Series 2010B 5.00%, 7/01/24	2,000	2,304,240
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	2,475	2,507,348
New York St Dormitory Auth (Leake and Watts Svcs) NPFGC Series 04 5.00%, 7/01/22-7/01/23	3,275	3,412,473
New York St Dormitory Auth (Maimonides Med Ctr) NPFGC Series 04 5.75%, 8/01/29	3,515	3,745,584
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,489,181
New York St Dormitory Auth (Memorial Sloan-Kettering Ctr) NPFGC Series 03A 5.00%, 7/01/22	5,000	5,192,650

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Montefiore Medical Center) NPFGC-RE Series 04 5.00%, 8/01/23	$4,990	$5,280,568
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,206,030
New York St Dormitory Auth (New York St BOCES Prog) AGM Series 04 5.00%, 8/15/23	3,175	3,304,508
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27	2,350	2,569,091
Series 07A 5.00%, 7/01/22	1,200	1,253,796
New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	4,220	4,582,878
NPFGC-RE Series 04A 5.00%, 7/01/24	2,240	2,364,678
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,483,020
New York St Dormitory Auth (NYU Hosp Center) Series B 5.25%, 7/01/24	730	764,587
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,359,722
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	1,020,220
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/25	5,335	5,842,106
5.75%, 7/01/24	5,165	5,806,803
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	1,014,690

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	$12,385	$13,330,313
New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,326,163
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	10,944,774
New York St Energy Res & Dev Auth (Long Island Lighting Co.) Series 95A 5.30%, 8/01/25	7,500	7,521,075
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/29	2,000	2,243,100
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	792	2,376
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-29 5.45%, 4/01/31	6,805	6,806,565
Series 01-31A 5.30%, 10/01/31	8,500	8,506,715
Series 82 5.65%, 4/01/30	2,215	2,215,709
New York St Pwr Auth NPFGC 5.00%, 11/15/21	3,000	3,420,720
NPFGC Series C 5.00%, 11/15/19	680	790,446
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	12,172,880
Series 2010A 5.00%, 3/15/28	5,000	5,563,600
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,407,950
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) AMBAC Series 05B 5.00%, 4/01/21	7,500	8,310,075
NPFGC-RE Series 05B 5.00%, 4/01/17	12,750	14,743,717

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St UDC Series 02A 5.25%, 3/15/32 (Prerefunded/ETM)	$3,945	$4,208,881
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NPFGC 5.625%, 4/01/29	2,500	2,519,800
Onondaga Cnty NY IDA (Anheuser-Busch Cos., Inc.) Series 99 6.25%, 12/01/34	2,000	2,006,800
Onondaga Cnty NY IDA (Bristol-Myers Squibb) 5.75%, 3/01/24	4,000	4,690,280
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	1,300	1,263,132
Port Authority of NY & NJ 5.00%, 7/15/31	18,000	19,707,120
Port Authority of NY & NJ (JFK Airport Intl Arrival Term) NPFGC Series 97-6 5.75%, 12/01/22	6,820	6,821,296
Rensselaer Cnty NY (Rensselaer Polytechnic Institute) Series 2006 5.00%, 3/01/26	7,505	7,799,421
Sachem NY CSD GO NPFGC-RE 5.00%, 10/15/21-10/15/22	5,415	6,086,674
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	947,209
Spencerport NY USD GO NPFGC Series 02 5.00%, 6/15/21 (Prerefunded/ETM)	2,500	2,572,475
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,224,842
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 03A-1 5.50%, 6/01/14	1,290	1,294,296
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/24-11/15/26	16,715	18,453,283

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Troy NY Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	$3,000	$3,159,330
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,175	1,044,728
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	700	705,516

		557,348,873

Arizona – 0.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	935	746,027
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	1,006,480

		1,752,507

California – 0.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	2,110	2,443,507

Florida – 1.5%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	5,500	5,511,495
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	1,075	354,750
Series 02B 6.625%, 5/01/33(b)(c)	460	151,800
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	760	751,777
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	920	790,492
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	2,280	2,248,923

		9,809,237

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	$500	$501,175

Guam – 0.1%
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25	500	521,575

Illinois – 0.2%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,316	1,324,133

Nevada – 0.2%
Clark Cnty NV SID No. 142 (Clark Cnty NV SID No.142 Mtns Edg) Series 03 6.10%, 8/01/18	1,405	1,406,180

Ohio – 0.2%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	1,200	1,074,564

Puerto Rico – 8.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,085	2,208,265
5.375%, 7/01/24	5,225	5,687,569
Series 08WW 5.375%, 7/01/23	405	441,414
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	10,000	10,901,500
Puerto Rico GO 5.25%, 7/01/23	1,600	1,670,656
Series 01A 5.50%, 7/01/19	915	1,011,761
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	548,245
Puerto Rico HFA MFHR 5.00%, 12/01/20 (Prerefunded/ETM)	3,420	3,852,459
5.00%, 12/01/20	1,795	1,898,123

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	$1,495	$1,570,034
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01A 5.20%, 12/01/33	1,545	1,549,898
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	935	969,847
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	15,000	16,140,750
Univ of Puerto Rico 5.00%, 6/01/22	255	260,715
Series 06Q 5.00%, 6/01/20	4,225	4,374,396

		53,085,632

Texas – 1.3%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	7,940	8,471,107

Virginia – 0.4%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	167	169,156
Broad Street CDA VA Series 03 7.50%, 6/01/33	2,680	2,551,440

		2,720,596

Total Investments – 99.3% (cost $611,573,603)		640,459,086
Other assets less liabilities – 0.7%		4,605,901

Net Assets – 100.0%		$645,064,987

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$2,200	1/25/26	SIFMA	*	4.108%	$368,950
JP Morgan Chase	4,500	6/15/15	3.777%		SIFMA *	(610,437)
Merrill Lynch	3,100	10/1/16	SIFMA	*	4.1475%	489,526

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

New York Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2010.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

As of October 31, 2010, the Portfolio held 34.2% of net assets in insured bonds (of this amount 13.6% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CSD – Central/Community School District

ETM – Escrowed to Maturity

FHA – Federal Housing Administration

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SSA – Special Services Area

UDC – Urban Development Corporation

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

	National		High Income Municipal
Assets
Investments in securities, at value (cost $920,445,761 and $454,919,760, respectively)	$945,925,083		$467,238,579
Interest receivable	16,016,349		7,773,098
Receivable for capital stock sold	6,411,548		4,773,518
Unrealized appreciation on interest rate swap contracts	1,206,197		785,602
Receivable for investment securities sold	275,727		120,000
Deferred offering expenses	– 0	–	32,787
Unrealized appreciation on credit default swap contracts	– 0	–	813,987

Total assets	969,834,904		481,537,571

Liabilities
Due to custodian	4,057,763		6,330
Payable for floating rate notes issued(a)	8,600,000		52,455,000
Payable for capital stock redeemed	2,148,025		164,263
Payable for investment securities purchased	1,516,629		16,651,052
Dividends payable	1,165,595		652,247
Unrealized depreciation on interest rate swap contracts	965,708		– 0	–
Distribution fee payable	322,039		114,205
Advisory fee payable	284,281		12,409
Administrative fee payable	29,345		– 0	–
Transfer Agent fee payable	18,245		2,065
Collateral received on swap contracts	– 0	–	541,476
Premium received on credit default swap contracts	– 0	–	503,987
Accrued expenses	245,152		235,530

Total liabilities	19,352,782		71,338,564

Net Assets	$950,482,122		$410,199,007

Composition of Net Assets
Capital stock, at par	$94,733		$38,371
Additional paid-in capital	935,971,143		396,045,152
Distributions in excess of net investment income	(341,746)		(69,111)
Accumulated net realized gain (loss) on investment transactions	(10,961,819)		266,187
Net unrealized appreciation on investments	25,719,811		13,918,408

	$950,482,122		$410,199,007

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$712,032,711	70,954,348	$10.04	*

Class B	$12,640,523	1,261,289	$10.02

Class C	$153,199,608	15,281,746	$10.03

Advisor Class	$72,609,280	7,235,523	$10.04

High Income Municipal Portfolio
Class A	$240,484,018	22,490,435	$10.69	*

Class C	$68,910,619	6,447,505	$10.69

Advisor Class	$100,804,370	9,432,768	$10.69

*	The maximum offering price per share for Class A of National Portfolio and High Income Municipal Portfolio was $10.35 and $11.02, respectively, which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note K).

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

Statement of Assets & Liabilities

	New York		California
Assets
Investments in securities, at value (cost $611,573,603 and $701,179,820, respectively)	$640,459,086		$740,193,507
Interest receivable	9,389,078		9,690,120
Receivable for capital stock sold	2,365,824		550,972
Receivable for investment securities sold	1,838,768		30,000
Unrealized appreciation on interest rate swap contracts	858,476		2,013,506

Total assets	654,911,232		752,478,105

Liabilities
Due to custodian	6,648,901		3,064,243
Payable for capital stock redeemed	1,277,949		657,083
Dividends payable	701,639		872,453
Unrealized depreciation on interest rate swap contracts	610,437		7,440,323
Distribution fee payable	230,621		259,200
Advisory fee payable	204,837		239,542
Administrative fee payable	23,030		29,167
Transfer Agent fee payable	10,717		14,292
Payable for floating rate notes issued(a)	– 0	–	4,445,000
Accrued expenses	138,114		194,925

Total liabilities	9,846,245		17,216,228

Net Assets	$645,064,987		$735,261,877

Composition of Net Assets
Capital stock, at par	$64,436		$67,228
Additional paid-in capital	620,505,820		701,353,718
Undistributed/(distributions in excess of) net investment income	(347,704)		(443,096)
Accumulated net realized loss on investment transactions	(4,291,087)		697,157
Net unrealized appreciation on investments	29,133,522		33,586,870

	$645,064,987		$735,261,877

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

New York Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$516,566,160	51,593,705	$10.01	*

Class B	$24,681,713	2,468,357	$10.00

Class C	$90,789,592	9,073,562	$10.01

Advisor Class	$13,027,522	1,300,854	$10.01

California Portfolio
Class A	$599,027,439	54,769,092	$10.94	*

Class B	$5,267,148	481,606	$10.94

Class C	$117,353,764	10,732,445	$10.93

Advisor Class	$13,613,526	1,244,688	$10.94

*	The maximum offering price per share for Class A of New York Portfolio and California Portfolio was $10.32 and $11.28, respectively, which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note K).

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2010

	National		High Income Municipal(a)
Investment Income
Interest	$43,112,048		$8,134,615

Expenses
Advisory fee (see Note B)	3,943,080		658,012
Distribution fee – Class A	1,995,538		222,763
Distribution fee – Class B	161,413		– 0	–
Distribution fee – Class C	1,399,195		252,468
Transfer agency – Class A	304,830		20,628
Transfer agency – Class B	10,422		– 0	–
Transfer agency – Class C	69,719		7,297
Transfer agency – Advisor Class	25,116		11,251
Custodian	168,080		90,518
Printing	108,201		13,075
Registration fees	99,094		133,247
Administrative	94,594		65,000
Legal	73,860		18,523
Audit	42,133		34,222
Directors’ fees	15,607		10,635
Amortization of offering expense	– 0	–	105,084
Miscellaneous	29,572		4,997

Total expenses before interest expense	8,540,454		1,647,720
Interest expense	60,111		160,775

Total expenses	8,600,565		1,808,495
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,041,228)		(551,942)

Net expenses	7,559,337		1,256,553

Net investment income	35,552,711		6,878,062

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	4,394,309		156,309
Swap contracts	224,685		400,077
Net change in unrealized appreciation/depreciation of:
Investments	32,786,734		12,318,819
Swap contracts	(70,062)		1,599,589

Net gain on investment transactions	37,335,666		14,474,794

Net Increase in Net Assets from Operations	$72,888,377		$21,352,856

(a)	The High Income Municipal Portfolio commenced operations on January 26, 2010.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

Statement of Operations

	New York		California
Investment Income
Interest	$27,072,561		$37,533,350

Expenses
Advisory fee (see Note B)	2,701,909		3,339,629
Distribution fee – Class A	1,449,530		1,819,047
Distribution fee – Class B	311,106		68,951
Distribution fee – Class C	767,851		1,178,551
Transfer agency – Class A	181,632		181,764
Transfer agency – Class B	16,726		3,455
Transfer agency – Class C	31,548		38,897
Transfer agency – Advisor Class	3,460		3,248
Custodian	138,750		170,357
Administrative	73,615		84,168
Printing	58,133		63,013
Audit	42,379		46,103
Legal	42,193		43,908
Registration fees	31,949		25,715
Directors’ fees	13,040		12,434
Miscellaneous	21,623		24,512

Total expenses before interest expense	5,885,444		7,103,752
Interest expense	– 0	–	29,915

Total expenses	5,885,444		7,133,667
Less: advisory fee waived (see Note B)	(655,048)		(697,574)

Net expenses	5,230,396		6,436,093

Net investment income	21,842,165		31,097,257

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	275,753		5,204,695
Swap contracts	47,646		(942,057)
Net change in unrealized appreciation/depreciation of:
Investments	19,096,331		26,461,449
Swap contracts	100,618		(1,868,785)

Net gain on investment transactions	19,520,348		28,855,302

Net Increase in Net Assets from Operations	$41,362,513		$59,952,559

See notes to financial statements.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase in Net Assets from Operations
Net investment income	$35,552,711	$26,315,495
Net realized gain on investment transactions	4,618,994	505,784
Net change in unrealized appreciation/depreciation of investments	32,716,672	52,008,603

Net increase in net assets from operations	72,888,377	78,829,882
Dividends to Shareholders from
Net investment income
Class A	(27,843,101)	(21,693,292)
Class B	(564,990)	(635,294)
Class C	(4,883,939)	(3,425,176)
Advisor Class	(2,461,762)	(819,510)
Capital Stock Transactions
Net increase	80,318,091	298,703,308
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	2,424	7,266

Total increase	117,455,100	350,967,184
Net Assets
Beginning of period	833,027,022	482,059,838

End of period (including distributions in excess of net investment income of ($341,746) and ($365,350), respectively)	$950,482,122	$833,027,022

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

Statement of Changes in Net Assets

	High Income Municipal
	January 26, 2010(a) to October 31, 2010
Increase in Net Assets from Operations
Net investment income	$6,878,062
Net realized gain on investment transactions	556,386
Net change in unrealized appreciation/depreciation of investments	13,918,408

Net increase in net assets from operations	21,352,856
Dividends to Shareholders from
Net investment income
Class A	(4,145,827)
Class C	(1,243,361)
Advisor Class	(1,882,204)
Capital Stock Transactions
Net increase	396,117,543

Total increase	410,199,007
Net Assets
Beginning of period	– 0	–

End of period (distributions in excess of net investment income of ($69,111)	$410,199,007

(a)	Commencement of operations.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	New York
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,842,165	$19,954,908
Net realized gain (loss) on investment transactions	323,399	(552,788)
Net change in unrealized appreciation/depreciation of investments	19,196,949	36,901,874

Net increase in net assets from operations	41,362,513	56,303,994
Dividends to Shareholders from
Net investment income
Class A	(18,200,604)	(16,481,954)
Class B	(960,434)	(1,420,056)
Class C	(2,350,517)	(1,858,097)
Advisor Class	(377,267)	(239,350)
Capital Stock Transactions
Net increase	69,169,043	50,905,031

Total increase	88,642,734	87,209,568
Net Assets
Beginning of period	556,422,253	469,212,685

End of period (including distributions in excess of net investment income of ($347,704) and ($348,693), respectively)	$645,064,987	$556,422,253

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Changes in Net Assets

	California
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase in Net Assets from Operations
Net investment income	$31,097,257	$32,296,625
Net realized gain on investment transactions	4,262,638	6,816,270
Net change in unrealized appreciation/depreciation of investments	24,592,664	38,723,619

Net increase in net assets from operations	59,952,559	77,836,514
Dividends to Shareholders from
Net investment income
Class A	(25,209,039)	(26,400,826)
Class B	(239,072)	(471,927)
Class C	(4,075,735)	(4,222,781)
Advisor Class	(490,907)	(188,821)
Capital Stock Transactions
Net increase (decrease)	(41,260,270)	27,638,072

Total increase (decrease)	(11,322,464)	74,190,231
Net Assets
Beginning of period	746,584,341	672,394,110

End of period (including distributions in excess of net investment income of ($443,096) and ($583,543), respectively)	$735,261,877	$746,584,341

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, New York Portfolio and California Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. The National II Portfolio, formerly a series of the Fund, was acquired by the National Portfolio and ceased operations on June 26, 2009. The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, New York Portfolio and California Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of October 31, 2010:

National Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$945,925,083	$	– 0	–	$945,925,083

Total Investments in Securities		– 0	–	945,925,083		– 0	–	945,925,083
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0	–	1,206,197		– 0	–	1,206,197
Liabilities
Interest Rate Swap Contracts		– 0	–	(965,708)		– 0	–	(965,708)

Total	$	– 0	–	$946,165,572	$	– 0	–	$946,165,572

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Notes to Financial Statements

High Income Municipal Portfolio
Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$467,238,579		$	– 0	–	$467,238,579

Total Investments in Securities		– 0	–	467,238,579			– 0	–	467,238,579
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0	–	785,602			– 0	–	785,602
Credit Default Swap Contracts		– 0	–	813,987			– 0	–	813,987
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total	$	– 0	–	$468,838,168		$	– 0	–	$468,838,168

New York Portfolio
Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$640,459,086		$	– 0	–	$640,459,086

Total Investments in Securities		– 0	–	640,459,086			– 0	–	640,459,086
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0	–	858,476			– 0	–	858,476
Liabilities
Interest Rate Swap Contracts		– 0	–	(610,437)			– 0	–	(610,437)

Total	$	– 0	–	$640,707,125		$	– 0	–	$640,707,125

California Portfolio
Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$740,193,507		$	– 0	–	$740,193,507

Total Investments in Securities		– 0	–	740,193,507			– 0	–	740,193,507
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0	–	2,013,506			– 0	–	2,013,506
Liabilities
Interest Rate Swap Contracts		– 0	–	(7,440,322)			– 0	–	(7,440,323)

Total	$	– 0	–	$734,766,691		$	– 0	–	$734,766,690

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

Offering expenses of $137,871 have been deferred and are being amortized on a straight line basis over a one year period for the High Income Municipal Portfolio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
New York	.45%	.40%	.35%
California	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

	January 26, 2010(a) to October 31, 2011
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

	Effective January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(b)
National	.75%	1.45%	1.45%	.45%
New York	.75%	1.45%	1.45%	.45%
California	.75%	1.45%	1.45%	.45%

This contractual agreement extends through the end of the Portfolios’ next fiscal year and may be extended by the Adviser for additional one year terms.

	June 16, 2004 to December 31, 2008
Portfolio	Class A	Class B	Class C	Advisor Class(b)
National	.68%	1.38%	1.38%	.38%
New York	.58%	1.28%	1.28%	.28%
California	.77%	1.47%	1.47%	.47%

(a)	Commenced operations on January 26, 2010.

(b)	Commenced distributions on August 6, 2008.

For the year ended October 31, 2010, such reimbursements amounted to $1,041,228, $449,477, $655,048 and $697,574 for National, High Income Municipal, New York and California Portfolios, respectively. In addition, the Adviser voluntarily reimbursed certain expenses in the amount of $37,465 on the High Income Municipal Portfolio.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended October 31, 2010, such fees amounted to $94,594, $73,615 and $84,168 for National, New York and California Portfolios, respectively. For the year ended October 31, 2010, the Adviser voluntarily waived such fees in the amount of $65,000 on the High Income Municipal Portfolio.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $224,735; High Income Municipal Portfolio, $13,742; New York Portfolio, $128,610 and California Portfolio, $123,919 for the year ended October 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended October 31, 2010 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
National	$666	$15,869	$8,314	$8,110
High Income Municipal(a)	389,705	20,462	40,726	100,269
New York	663	29,227	16,538	13,871
California	759	11,897	3,644	6,241

(a)	Commenced operations on January 26, 2010.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$4,812,636	$5,589,477
High Income Municipal	N/A	573,447
New York	6,257,082	3,501,216
California	6,865,260	6,476,802

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the year ended October 31, 2010, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$191,647,415	$	– 0	–	$110,160,779	$	– 0	–
High Income Municipal(a)	499,325,058		2,497,290		44,772,740		2,494,605
New York	111,254,175		– 0	–	28,378,558		– 0	–
California	60,921,468		– 0	–	101,323,117		– 0	–

(a)	Commenced operations on January 26, 2010.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
National	$912,223,673	$36,934,990	$ (11,840,001)	$25,094,989
High Income Municipal	403,062,809	13,385,035	(1,762,352)	11,622,683
New York	611,741,180	31,765,443	(3,047,537)	28,717,906
California	696,760,178	48,271,563	(9,285,290)	38,986,273

1. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash,

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

Each Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2010, National Portfolio, California Portfolio and New York Portfolio entered into interest rate swaps for hedging purposes. High Income Municipal Portfolio entered into interest rate swaps for non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the period ended October 31, 2010, High Income Municipal Portfolio entered into credit default swaps for non-hedging purposes.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At October 31, 2010, the High Income Municipal Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $12,000,000 with net unrealized appreciation of $813,987 and terms of less than 5 years, as reflected in the portfolio of investments

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2010, the National Portfolio, New York Portfolio and California Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $965,708, $610,437 and $7,440,323, at October 31, 2010, respectively.

At October 31, 2010, the Portfolios had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,206,197	Unrealized depreciation on interest rate swap contracts	$965,708

Total		$1,206,197		$965,708

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$224,685	$(70,062)

Total		$224,685	$(70,062)

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

For the year ended October 31, 2010, the average monthly notional amount of interest rate swaps was $16,045,000.

High Income Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$813,987
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	785,602

Total		$1,599,589

The effect of derivative instruments on the statement of operations for the period ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$281,139	$813,987

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	118,938	785,602

Total		$400,077	$1,599,589

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

For the period ended October 31, 2010, the average monthly notional amount of interest rate swaps was $6,900,000 and average monthly notional amount of credit default swaps was $5,917,800.

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$858,476	Unrealized depreciation on interest rate swap contracts	$610,437

Total		$858,476		$610,437

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$47,646	$100,618

Total		$47,646	$100,618

For the year ended October 31, 2010, the average monthly notional amount of interest rate swaps was $9,800,000.

California Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,013,506	Unrealized depreciation on interest rate swap contracts	$7,440,323

Total		$2,013,506		$7,440,323

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(942,057)	$(1,868,785)

Total		$(942,057)	$(1,868,785)

For the year ended October 31, 2010, the average monthly notional amount of interest rate swaps was $52,100,000.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2010		Year Ended October 31, 2009

National Portfolio*
Class A
Shares sold	16,420,325		11,566,774	$161,626,655		$105,055,004

Shares issued in reinvestment of dividends	1,471,633		1,293,313	14,467,986		11,893,770

Shares converted from Class B	428,237		613,252	4,201,559		5,685,082

Shares issued in connection with the acquisition of National Portfolio II and Florida Portfolio	– 0	–	25,289,297	– 0	–	232,683,390

Shares redeemed	(14,147,524)		(17,131,727)	(138,805,821)		(155,845,476)

Net increase	4,172,671		21,630,909	$41,490,379		$199,471,770

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2010		Year Ended October 31, 2009

National Portfolio*
Class B
Shares sold	42,705		393,670	$419,124		$3,543,507

Shares issued in reinvestment of dividends	30,948		36,900	303,049		338,583

Shares issued in connection with the acquisition of National Portfolio II and Florida Portfolio	– 0	–	1,091,787	– 0	–	10,030,312

Shares converted to Class A	(428,867)		(613,987)	(4,201,559)		(5,685,082)

Shares redeemed	(412,688)		(564,960)	(4,050,294)		(5,109,344)

Net increase (decrease)	(767,902)		343,410	$(7,529,680)		$3,117,976

Class C
Shares sold	3,283,679		2,847,961	$32,299,565		$25,949,871

Shares issued in reinvestment of dividends	308,863		233,992	3,033,893		2,155,225

Shares issued in connection with the acquisition of National Portfolio II and Florida Portfolio	– 0	–	5,070,207	– 0	–	46,597,204

Shares redeemed	(2,045,436)		(1,580,226)	(20,042,065)		(14,492,291)

Net increase	1,547,106		6,571,934	$15,291,393		$60,210,009

Advisor Class
Shares sold	4,887,041		4,761,609	$48,149,992		$43,961,964

Shares issued in reinvestment of dividends	183,237		61,919	1,804,781		583,216

Shares redeemed	(1,915,089)		(909,719)	(18,888,774)		(8,641,627)

Net increase	3,155,189		3,913,809	$31,065,999		$35,903,553

*	For the years ended October 31, 2010 and October 31, 2009, the Portfolio received $2,424 and $7,266, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

	Shares	Amount
	January 26, 2010(a) to October 31, 2010	January 26, 2010(a) to October 31, 2010

High Income Municipal Portfolio
Class A
Shares sold	23,472,847	$242,881,950

Shares issued in reinvestment of dividends	192,329	2,017,362

Shares redeemed	(1,174,741)	(12,372,785)

Net increase	22,490,435	$232,526,527

Class C
Shares sold	6,448,238	$66,162,208

Shares issued in reinvestment of dividends	66,847	698,820

Shares redeemed	(67,580)	(711,717)

Net increase	6,447,505	$66,149,311

Advisor Class
Shares sold	10,726,493	$110,654,554

Shares issued in reinvestment of dividends	112,291	1,181,123

Shares redeemed	(1,406,016)	(14,393,972)

Net increase	9,432,768	$97,441,705

(a)	Commencement of operations.

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

New York Portfolio
Class A
Shares sold	12,438,755	12,331,155	$122,845,450	$114,513,654

Shares issued in reinvestment of dividends	1,042,063	1,010,273	10,291,395	9,458,894

Shares converted from Class B	916,704	876,169	9,052,840	8,213,783

Shares redeemed	(8,689,513)	(9,212,104)	(85,927,184)	(85,222,986)

Net increase	5,708,009	5,005,493	$56,262,501	$46,963,345

Class B
Shares sold	65,377	221,797	$644,368	$2,064,137

Shares issued in reinvestment of dividends	71,700	110,990	705,777	1,034,624

Shares converted to Class A	(917,796)	(877,105)	(9,052,840)	(8,213,783)

Shares redeemed	(524,746)	(790,729)	(5,163,597)	(7,301,372)

Net decrease	(1,305,465)	(1,335,047)	$(12,866,292)	$(12,416,394)

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

New York Portfolio
Class C
Shares sold	3,228,153	2,289,141	$31,918,700	$21,589,490

Shares issued in reinvestment of dividends	158,572	131,735	1,565,628	1,233,610

Shares redeemed	(1,306,847)	(957,691)	(12,864,124)	(8,782,061)

Net increase	2,079,878	1,463,185	$20,620,204	$14,041,039

Advisor Class
Shares sold	801,171	361,440	$7,924,303	$3,425,844

Shares issued in reinvestment of dividends	17,072	13,607	168,961	127,514

Shares redeemed	(299,909)	(132,454)	(2,940,634)	(1,236,317)

Net increase	518,334	242,593	$5,152,630	$2,317,041

	Shares			Amount
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2010		Year Ended October 31, 2009

California Portfolio
Class A
Shares sold	4,167,041		4,061,129	$44,499,540		$41,079,878

Shares issued in reinvestment of dividends	1,173,104		1,336,552	12,575,127		13,532,231

Shares converted from Class B	221,902		940,003	2,377,092		9,418,367

Shares issued in connection with the acquisition of California Portfolio II	– 0	–	6,484,699	– 0	–	64,354,274

Shares redeemed	(8,911,080)		(10,885,994)	(95,476,107)		(109,163,173)

Net increase (decrease)	(3,349,033)		1,936,389	$(36,024,348)		$19,221,577

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2010		Year Ended October 31, 2009

California Portfolio
Class B
Shares sold	28,847		87,021	$307,777		$864,352

Shares issued in reinvestment of dividends	14,663		30,706	156,846		308,960

Shares issued in connection with the acquisition of California Portfolio II	– 0	–	188,924	– 0	–	1,874,108

Shares converted to Class A	(221,927)		(940,201)	(2,377,092)		(9,418,367)

Shares redeemed	(181,972)		(191,878)	(1,940,280)		(1,918,900)

Net decrease	(360,389)		(825,428)	$(3,852,749)		$(8,289,847)

Class C
Shares sold	921,588		1,323,194	$9,892,528		$13,361,452

Shares issued in reinvestment of dividends	199,298		230,351	2,135,465		2,332,061

Shares issued in connection with the acquisition of California Portfolio II	– 0	–	1,297,930	– 0	–	12,872,189

Shares redeemed	(1,692,829)		(1,820,901)	(18,150,186)		(18,270,893)

Net increase (decrease)	(571,943)		1,030,574	$(6,122,193)		$10,294,809

Advisor Class
Shares sold	1,088,775		752,567	$11,713,517		$7,669,401

Shares issued in reinvestment of dividends	27,397		10,189	293,824		104,723

Shares redeemed	(676,224)		(134,207)	(7,268,321)		(1,362,591)

Net increase	439,948		628,549	$4,739,020		$6,411,533

NOTE F

Risks Involved in Investing in the Fund

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Notes to Financial Statements

all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note L to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2010.

NOTE H

Acquisition of California Portfolio II by California Portfolio (the “Portfolio”)

On January 23, 2009, the California Portfolio acquired all of the assets and assumed all of the liabilities of the California Portfolio II (formerly Insured California Portfolio), pursuant to a plan of reorganization approved by the shareholders of California Portfolio II. On January 23, 2009, the acquisition was accomplished by a tax-free exchange of 7,971,553 shares of the California Portfolio for 6,408,250 shares of California Portfolio II. The aggregate net assets of the California Portfolio and California Portfolio II immediately before the acquisition were $650,712,479 and $79,100,571 (including $3,501,566 of net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the California Portfolio amounted to $729,813,050.

NOTE I

Acquisition of National Portfolio II and Florida Portfolio by National Portfolio (the “Portfolio”)

On June 26, 2009, the National Portfolio acquired all of the assets and assumed all of the liabilities of the National Portfolio II (formerly Insured National Portfolio) and the AllianceBernstein Municipal Income Fund II—Florida Portfolio (“Florida Portfolio”), pursuant to a plan of reorganization and pursuant to an agreement and plan of acquisition and liquidation approved by the shareholders of National Portfolio II and Florida Portfolio, respectively. On June 26, 2009, the acquisitions were accomplished by a tax-free exchange of 31,451,291 shares of the National Portfolio for 14,988,836 and 15,513,505 shares of National Portfolio II and Florida Portfolio, respectively. The net assets of the National Portfolio, National II Portfolio, and Florida Portfolio immediately before the acquisition were $524,326,255, $144,298,411, and $145,012,495 (including $109,537 for National II Portfolio and $10,541,652 for Florida Portfolio of net unrealized appreciation on investments), respectively. Immediately after the acquisition, the combined net assets of the National Portfolio amounted to $813,637,161.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

NOTE J

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

National Portfolio	2010	2009
Distributions paid from:
Ordinary income	$436,521	$222,320
Tax-exempt income	35,317,271	26,350,952

Total distributions paid	$35,753,792	$26,573,272

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$819,146
Accumulated capital and other losses	(10,475,034	)(a)
Unrealized appreciation/(depreciation)	25,237,729	(b)

Total accumulated earnings/(deficit)	$15,581,841	(c)

(a)

On October 31, 2010, the Portfolio had a net capital loss carryforward of $10,475,034 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2010, the Portfolio utilized capital loss carryforwards of $4,465,178. The Portfolio had $8,316,877 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between the book and tax treatment of swap income, and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and the expiration of capital loss carryforwards resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

High Income Municipal Portfolio	2010
Distributions paid from:
Ordinary income	$1,180,384
Tax-exempt income	6,091,008

Total distributions paid	$7,271,392

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$1,530,041
Undistributed ordinary net investment income	1,005,609
Unrealized appreciation/(depreciation)	12,331,868	(a)

Total accumulated earnings/(deficit)	$14,867,518	(b)

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between the book and tax treatment of swap income, and the tax treatment of tender option bonds.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the amortization of offering costs.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and nondeductible offering costs resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

New York Portfolio	2010	2009
Distributions paid from:
Ordinary income	$222,344	$211,065
Tax-exempt income	21,666,478	19,788,392

Total distributions paid	$21,888,822	$19,999,457

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$305,629
Accumulated capital and other losses	(4,123,510	)(a)
Unrealized appreciation/(depreciation)	29,014,251	(b)

Total accumulated earnings/(deficit)	$25,196,370	(c)

(a)

On October 31, 2010, the Portfolio had a net capital loss carryforward of $4,123,510 of which $3,496,155 expires in the year 2011, $320 expires in the year 2015 and $627,035 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2010, the Portfolio utilized capital loss carryforwards of $275,753.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

California Portfolio	2010	2009
Distributions paid from:
Ordinary income	$514,753	$487,364
Tax-exempt income	29,500,000	30,796,991

Total distributions paid	$30,014,753	$31,284,355

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$87,114
Accumulated capital gains	724,574	(a)
Unrealized appreciation/(depreciation)	33,901,699	(b)

Total accumulated earnings/(deficit)	$34,713,387	(c)

(a)	During the fiscal year ended October 31, 2010 the Portfolio utilized capital loss carryforwards of $4,507,535.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income, and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net increase in distributions in excess of net investment income and a net increase in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE K

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP disclosure requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2010, the amount of the Fund’s Floating Rate Notes outstanding was $8,600,000, $52,455,000 and $4,445,000 and the related interest rate was 0.28% to 0.33%, 0.28% to 0.33% and 0.28% for National, High Income Municipal and California Portfolios, respectively.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

Note L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.62		$ 8.90	$ 10.03	$ 10.22	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.41		.40	.42	.44	.46
Net realized and unrealized gain (loss) on investment transactions	.42		.74	(1.13)	(.19)	.17

Net increase (decrease) in net asset value from operations	.83		1.14	(.71)	.25	.63

Less: Dividends
Dividends from net investment income	(.41)		(.42)	(.42)	(.44)	(.46)

Net asset value, end of period	$ 10.04		$ 9.62	$ 8.90	$ 10.03	$ 10.22

Total Return
Total investment return based on net asset value(c)	8.81%		13.11%	(7.32)%	2.52%	6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$712,033		$642,319	$401,886	$361,701	$349,884
Ratio to average net assets of:
Expenses, net of fee waivers	.76	%(d)	.74%	.68%	.68%	.68	%(d)
Expenses, net of fee waivers, excluding interest expense	.75	%(d)	.74%	.68%	.68%	.68	%(d)
Expenses, before fee waivers	.87	%(d)	.89%	.91%	.92%	1.01	%(d)
Expenses, before fee waivers, excluding interest expense	.87	%(d)	.89%	.91%	.92%	.92	%(d)
Net investment income(a)	4.16	%(d)	4.47%	4.31%	4.38%	4.56	%(d)
Portfolio turnover rate	13%		11%	24%	15%	22%

See footnote summary on page 122.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.61		$ 8.89	$ 10.02	$ 10.21	$ 10.04

Income From Investment Operations
Net investment income(a)(b)	.34		.34	.35	.37	.39
Net realized and unrealized gain (loss) on investment transactions	.41		.73	(1.13)	(.19)	.17

Net increase (decrease) in net asset value from operations	.75		1.07	(.78)	.18	.56

Less: Dividends
Dividends from net investment income	(.34)		(.35)	(.35)	(.37)	(.39)

Net asset value, end of period	$ 10.02		$ 9.61	$ 8.89	$ 10.02	$ 10.21

Total Return
Total investment return based on net asset value(c)	7.97%		12.35%	(7.97)%	1.81%	5.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,640		$19,492	$14,988	$25,332	$37,399
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(d)	1.44%	1.38%	1.38%	1.38	%(d)
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.44%	1.38%	1.38%	1.38	%(d)
Expenses, before fee waivers	1.60	%(d)	1.61%	1.63%	1.63%	1.73	%(d)
Expenses, before fee waivers, excluding interest expense	1.59	%(d)	1.61%	1.63%	1.63%	1.64	%(d)
Net investment income(a)	3.48	%(d)	3.80%	3.61%	3.69%	3.89	%(d)
Portfolio turnover rate	13%		11%	24%	15%	22%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.61		$ 8.89	$ 10.02	$ 10.21	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.34		.34	.35	.37	.39
Net realized and unrealized gain (loss) on investment transactions	.42		.73	(1.13)	(.19)	.16

Net increase (decrease) in net asset value from operations	.76		1.07	(.78)	.18	.55

Less: Dividends
Dividends from net investment income	(.34)		(.35)	(.35)	(.37)	(.39)

Net asset value, end of period	$ 10.03		$ 9.61	$ 8.89	$ 10.02	$ 10.21

Total Return
Total investment return based on net asset value(c)	8.07%		12.34%	(7.98)%	1.81%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,200		$131,971	$63,704	$60,613	$62,447
Ratio to average net assets of:
Expenses, net of fee waivers	1.46	%(d)	1.44%	1.38%	1.38%	1.38	%(d)
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.44%	1.38%	1.38%	1.38	%(d)
Expenses, before fee waivers	1.58	%(d)	1.60%	1.61%	1.62%	1.72	%(d)
Expenses, before fee waivers, excluding interest expense	1.57	%(d)	1.60%	1.61%	1.62%	1.63	%(d)
Net investment income(a)	3.47	%(d)	3.76%	3.61%	3.68%	3.87	%(d)
Portfolio turnover rate	13%		11%	24%	15%	22%

See footnote summary on page 122.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Year Ended October 31,			August 6, 2008(e) to October 31, 2008
	2010		2009

Net asset value, beginning of period	$ 9.62		$ 8.90	$ 9.66

Income From Investment Operations
Net investment income(a)(b)	.44		.42	.09
Net realized and unrealized gain (loss) on investment transactions	.42		.74	(.74)

Net increase (decrease) in net asset value from operations	.86		1.16	(.65)

Less: Dividends
Dividends from net investment income	(.44)		(.44)	(.11)

Net asset value, end of period	$ 10.04		$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	9.14%		13.45%	(6.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,609		$39,245	$1,482
Ratio to average net assets of:
Expenses, net of fee waivers	.46	%(d)	.45%	.38	%(f)
Expenses, net of fee waivers, excluding interest expense	.45	%(d)	.45%	.38	%(f)
Expenses, before fee waivers	.57	%(d)	.57%	.69	%(f)
Expenses, before waivers/reimbursements, excluding interest expense	.57	%(d)	.57%	.69	%(f)
Net investment income(a)	4.45	%(d)	4.55%	5.19	%(f)
Portfolio turnover rate	13%		11%	24%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class A
January 26, 2010(e) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.40
Net realized and unrealized gain on investment transactions	.71

Net increase in net asset value from operations	1.11

Less: Dividends
Dividends from net investment income	(.42)

Net asset value, end of period	$ 10.69

Total Return
Total investment return based on net asset value(c)	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$240,484
Ratio to average net assets of:
Expenses, net of fee waivers(d)(f)(g)	.90%
Expenses, net of fee waivers, excluding interest expense(d)(f)(g)	.78%
Expenses, before fee waivers(d)(f)	1.27%
Expenses, before waivers/reimbursements, excluding interest expense(d)(f)	1.15%
Net investment income(a)(d)	5.29%
Portfolio turnover rate	27%

See footnote summary on page 122.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class C
January 26, 2010(e) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.36
Net realized and unrealized gain on investment transactions	.69

Net increase in net asset value from operations	1.05

Less: Dividends
Dividends from net investment income	(.36)

Net asset value, end of period	$ 10.69

Total Return
Total investment return based on net asset value(c)	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,911
Ratio to average net assets of:
Expenses, net of fee waivers(d)(f)(g)	1.59%
Expenses, net of fee waivers, excluding interest expense(d)(f)(g)	1.47%
Expenses, before fee waivers(d)(f)	2.00%
Expenses, before fee waivers, excluding interest expense(d)(f)	1.87%
Net investment income(a)(d)	4.63%
Portfolio turnover rate	27%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Advisor Class
January 26, 2010(e) to October 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.43
Net realized and unrealized gain on investment transactions	.70

Net increase in net asset value from operations	1.13

Less: Dividends
Dividends from net investment income	(.44)

Net asset value, end of period	$ 10.69

Total Return
Total investment return based on net asset value(c)	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,804
Ratio to average net assets of:
Expenses, net of fee waivers(d)(f)(g)	.57%
Expenses, net of fee waivers, excluding interest expense(d)(f)(g)	.45%
Expenses, before fee waivers(d)(f)	1.12%
Expenses, before waivers/reimbursements, excluding interest expense(d)(f)	1.00%
Net investment income(a)(d)	5.56%
Portfolio turnover rate	27%

See footnote summary on page 122.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.69		$ 9.01	$ 9.82	$ 9.97	$ 9.81

Income From Investment Operations
Net investment income(a)(b)	.37		.38	.40	.41	.42
Net realized and unrealized gain (loss) on investment transactions	.32		.68	(.81)	(.15)	.16

Net increase (decrease) in net asset value from operations	.69		1.06	(.41)	.26	.58

Less: Dividends
Dividends from net investment income	(.37)		(.38)	(.40)	(.41)	(.42)

Net asset value, end of period	$ 10.01		$ 9.69	$ 9.01	$ 9.82	$ 9.97

Total Return
Total investment return based on net asset value(c)	7.26%		12.03%	(4.31)%	2.62%	6.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$516,566		$444,600	$368,524	$356,989	$320,580
Ratio to average net assets of:
Expenses, net of fee waivers	.75	%(d)	.72%	.58%	.58%	.58	%(d)
Expenses, before fee waivers	.86	%(d)	.88%	.88%	.90%	.89	%(d)
Net investment income(a)	3.76	%(d)	4.09%	4.17%	4.12%	4.27	%(d)
Portfolio turnover rate	5%		2%	10%	5%	39%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.68		$ 9.00	$ 9.80	$ 9.96	$ 9.80

Income From Investment Operations
Net investment income(a)(b)	.30		.32	.33	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.32		.68	(.79)	(.16)	.16

Net increase (decrease) in net asset value from operations	.62		1.00	(.46)	.18	.51

Less: Dividends
Dividends from net investment income	(.30)		(.32)	(.34)	(.34)	(.35)

Net asset value, end of period	$ 10.00		$ 9.68	$ 9.00	$ 9.80	$ 9.96

Total Return
Total investment return based on net asset value(c)	6.53%		11.28%	(4.88)%	1.82%	5.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,682		$36,520	$46,000	$74,342	$114,128
Ratio to average net assets of:
Expenses, net of fee waivers	1.45	%(d)	1.42%	1.28%	1.28%	1.28	%(d)
Expenses, before fee waivers	1.58	%(d)	1.60%	1.60%	1.61%	1.60	%(d)
Net investment income(a)	3.08	%(d)	3.43%	3.46%	3.42%	3.59	%(d)
Portfolio turnover rate	5%		2%	10%	5%	39%

See footnote summary on page 122.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 9.68		$ 9.01	$ 9.81	$ 9.96	$ 9.80

Income From Investment Operations
Net investment income(a)(b)	.30		.31	.33	.34	.35
Net realized and unrealized gain (loss) on investment transactions	.33		.68	(.79)	(.15)	.16

Net increase (decrease) in net asset value from operations	.63		.99	(.46)	.19	.51

Less: Dividends
Dividends from net investment income	(.30)		(.32)	(.34)	(.34)	(.35)

Net asset value, end of period	$ 10.01		$ 9.68	$ 9.01	$ 9.81	$ 9.96

Total Return
Total investment return based on net asset value(c)	6.62%		11.14%	(4.88)%	1.91%	5.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,789		$67,718	$49,821	$46,305	$48,022
Ratio to average net assets of:
Expenses, net of fee waivers	1.45	%(d)	1.42%	1.28%	1.28%	1.28	%(d)
Expenses, before fee waivers	1.56	%(d)	1.58%	1.58%	1.60%	1.60	%(d)
Net investment income(a)	3.05	%(d)	3.38%	3.47%	3.43%	3.58	%(d)
Portfolio turnover rate	5%		2%	10%	5%	39%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Year Ended October 31,			August 6, 2008(e) to October 31, 2008
	2010		2009

Net asset value, beginning of period	$ 9.69		$ 9.02	$ 9.60

Income From Investment Operations
Net investment income(a)(b)	.40		.41	.08
Net realized and unrealized gain (loss) on investment transactions	.32		.67	(.56)

Net increase (decrease) in net asset value from operations	.72		1.08	(.48)

Less: Dividends
Dividends from net investment income	(.40)		(.41)	(.10)

Net asset value, end of period	$ 10.01		$ 9.69	$ 9.02

Total Return
Total investment return based on net asset value(c)	7.58%		12.25%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,028		$7,584	$4,868
Ratio to average net assets of:
Expenses, net of fee waivers	.45	%(d)	.42%	.28	%(f)
Expenses, before fee waivers	.55	%(d)	.58%	.49	%(f)
Net investment income(a)	4.03	%(d)	4.37%	4.95	%(f)
Portfolio turnover rate	5%		2%	10%

See footnote summary on page 122.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class A
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.51		$ 9.85	$ 10.88	$ 11.07	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.46		.47	.46	.46	.47
Net realized and unrealized gain (loss) on investment transactions	.42		.64	(1.04)	(.20)	.21

Net increase (decrease) in net asset value from operations	.88		1.11	(.58)	.26	.68

Less: Dividends
Dividends from net investment income	(.45)		(.45)	(.45)	(.45)	(.47)

Net asset value, end of period	$ 10.94		$ 10.51	$ 9.85	$ 10.88	$ 11.07

Total Return
Total investment return based on net asset value(c)	8.49%		11.56%	(5.52)%	2.45%	6.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$599,027		$610,558	$553,120	$594,039	$594,150
Ratio to average net assets of:
Expenses, net of fee waivers	.75	%(d)	.75%	.77%	.77%	.77	%(d)
Expenses, net of fee waivers, excluding interest expense	.75	%(d)	.75%	.77%	.77%	.77	%(d)
Expenses, before fee waivers	.85	%(d)	.86%	.85%	.85%	.85	%(d)
Expenses, before fee waivers, excluding interest expense	.84	%(d)	.86%	.85%	.85%	.85	%(d)
Net investment income(a)	4.30	%(d)	4.61%	4.30%	4.19%	4.33	%(d)
Portfolio turnover rate	8%		9%	2%	21%	10%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class B
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.50		$ 9.84	$ 10.87	$ 11.07	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.38		.39	.38	.38	.40
Net realized and unrealized gain (loss) on investment transactions	.43		.65	(1.03)	(.20)	.21

Net increase (decrease) in net asset value from operations	.81		1.04	(.65)	.18	.61

Less: Dividends
Dividends from net investment income	(.37)		(.38)	(.38)	(.38)	(.40)

Net asset value, end of period	$ 10.94		$ 10.50	$ 9.84	$ 10.87	$ 11.07

Total Return
Total investment return based on net asset value(c)	7.85%		10.80%	(6.18)%	1.65%	5.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,267		$8,845	$16,413	$43,581	$80,928
Ratio to average net assets of:
Expenses, net of fee waivers	1.45	%(d)	1.45%	1.47%	1.47%	1.47	%(d)
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.45%	1.47%	1.47%	1.47	%(d)
Expenses, before fee waivers	1.57	%(d)	1.57%	1.56%	1.56%	1.56	%(d)
Expenses, before fee waivers, excluding interest expense	1.56	%(d)	1.57%	1.56%	1.56%	1.56	%(d)
Net investment income(a)	3.61	%(d)	3.93%	3.57%	3.48%	3.64	%(d)
Portfolio turnover rate	8%		9%	2%	21%	10%

See footnote summary on page 122.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class C
	Year Ended October 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 10.50		$ 9.84	$ 10.88	$ 11.07	$ 10.86

Income From Investment Operations
Net investment income(a)(b)	.39		.39	.38	.38	.40
Net realized and unrealized gain (loss) on investment transactions	.41		.65	(1.04)	(.19)	.21

Net increase (decrease) in net asset value from operations	.80		1.04	(.66)	.19	.61

Less: Dividends
Dividends from net investment income	(.37)		(.38)	(.38)	(.38)	(.40)

Net asset value, end of period	$ 10.93		$ 10.50	$ 9.84	$ 10.88	$ 11.07

Total Return
Total investment return based on net asset value(c)	7.75%		10.79%	(6.28)%	1.73%	5.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,354		$118,726	$101,126	$111,697	$120,731
Ratio to average net assets of:
Expenses, net of fee waivers	1.45	%(d)	1.45%	1.47%	1.47%	1.47	%(d)
Expenses, net of fee waivers, excluding interest expense	1.45	%(d)	1.45%	1.47%	1.47%	1.47	%(d)
Expenses, before fee waivers	1.55	%(d)	1.56%	1.55%	1.55%	1.56	%(d)
Expenses, before fee waivers, excluding interest expense	1.55	%(d)	1.56%	1.55%	1.55%	1.56	%(d)
Net investment income(a)	3.60	%(d)	3.91%	3.60%	3.49%	3.64	%(d)
Portfolio turnover rate	8%		9%	2%	21%	10%

See footnote summary on page 122.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Advisor Class
	Year Ended October 31,			August 6, 2008(e) to October 3, 2008
	2010		2009

Net asset value, beginning of period	$ 10.51		$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.49		.48	.08
Net realized and unrealized gain (loss) on investment transactions	.42		.66	(.63)

Net increase (decrease) in net asset value from operations	.91		1.14	(.55)

Less: Dividends
Dividends from net investment income	(.48)		(.48)	(.11)

Net asset value, end of period	$ 10.94		$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	8.82%		11.89%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,614		$8,455	$1,735
Ratio to average net assets of:
Expenses, net of fee waivers	.45	%(d)	.45%	.47	%(f)
Expenses, net of fee waivers, excluding interest expense	.45	%(d)	.45%	.47	%(f)
Expenses, before fee waivers	.55	%(d)	.55%	.55	%(f)
Expenses, before fee waivers, excluding interest expense	.54	%(d)	.55%	.55	%(f)
Net investment income(a)	4.59	%(d)	4.80%	4.98	%(f)
Portfolio turnover rate	8%		9%	2%

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of operations.

(f)	Annualized.

(g)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

See notes to financial statements.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Municipal Income Fund, Inc. and Shareholders of the National Portfolio, California Portfolio, New York Portfolio and High Income Municipal Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National, California, New York, and High Income Municipal Portfolios; the “Portfolios”) as of October 31, 2010, and the related statements of operations for the year then ended (the period January 26, 2010 (commencement of operations) through October 31, 2010 for the High Income Municipal Portfolio), the statements of changes in net assets for each of the two years in the period then ended (the period January 26, 2010 (commencement of operations) through October 31, 2010 for the High Income Municipal Portfolio), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2010, the results of their operations for the year then ended (the period January 26, 2010 (commencement of operations) through October 31, 2010 for the High Income Municipal Portfolio), the changes in their net assets for each of the two years in the period then ended (the period January 26, 2010 (commencement of operations) through October 31, 2010 for the High Income Municipal Portfolio), and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2010

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable period ended October 31, 2010.

Each Portfolio designates the following amounts as exempt-interest dividends for the period ended October 31, 2010:

Portfolio	Exempt-Interest Dividends
National	$35,317,271
High Income Municipal	6,091,008
New York	21,666,478
California	29,500,000

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

2010 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert B. (Guy) Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the National, High Income Municipal, California and New York portfolios. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the New York, California and National portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith † 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 78 (1998)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 68 (1998)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2007)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested director”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. (Guy) Davidson III 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Douglas J. Peebles 45	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Michael G. Brooks 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Fred S. Cohen 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Wayne Godlin 49	Vice President	Senior Vice President of the Adviser**, since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2005.

Terrance T. Hults 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund, Inc. (the “Fund”), in respect of the following Portfolios:2

California Portfolio3

National Portfolio4

New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

3	It should be noted that on January 23, 2009 the Portfolio acquired the assets of AllianceBernstein California Portfolio II, which was formerly known as Insured California Portfolio.

4	It should be noted that on June 26, 2009, the Portfolio acquired the assets of AllianceBernstein National Portfolio II, which was formerly known as Insured National Portfolio, and Florida Portfolio of AllianceBernstein Municipal Income Fund II.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”5

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.6

Category	Advisory Fee[7]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	California Portfolio National Portfolio New York Portfolio

5	Jones v. Harris at 11.

6	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

7	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

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The Portfolios’ net assets on September 30, 2010 are set forth below:

Portfolio	September 30, 2010 Net Assets ($MM)
California Portfolio	$746.7
National Portfolio	$948.4
New York Portfolio	$648.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$98,331	0.014%
National Portfolio	$98,331	0.016%
New York Portfolio	$96,231	0.019%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolios’ gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio 04/30/10[8]		Fiscal Year End
California Portfolio[9]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.55 0.85 1.57 1.55	% % % %	October 31

National Portfolio[10]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.58 0.88 1.60 1.58	% % % %	October 31

8	Annualized.

9	Prior to January 1, 2009, the Portfolio’s expense caps with respect to shares of Class A, Class B, and Class C were 0.77%, 1.47% and 1.47%, respectively.

10	Prior to January 1, 2009, the Portfolio’s expense caps with respect to shares of Class A, Class B, and Class C were 1.04%, 1.74% and 1.74%, respectively.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio 04/30/10		Fiscal Year End
New York Portfolio[11]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.56 0.86 1.58 1.56	% % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

11	Prior to January 1, 2009, the Portfolio’s expense caps with respect to shares of Class A, Class B, and Class C were 0.58%, 1.28% and 1.28%, respectively.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have a similar investment style as the Portfolio.12 However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

12	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s rankings with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.14 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.499	1/12
National Portfolio[16]	0.450	0.478	4/15
New York Portfolio[16]	0.450	0.500	2/9

Lipper also compared the Portfolios’ total expense ratio to the medians of the Portfolios’ EGs and Lipper Expense Universes (“EU”). The EU17 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

16	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s breakpoint gross income component.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.18

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio[20]	0.753	0.826	4/12	0.826	7/30
National Portfolio[20]	0.739	0.807	2/16	0.823	8/53
New York Portfolio[20]	0.723	0.820	2/10	0.838	4/24

Based on this analysis, the Portfolios’ contractual management fees and total expense ratios are lower than their respective Lipper EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to all of the Portfolios increased during calendar year 2009 relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”).

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

19	Most recently completed fiscal year Class A share total expense ratio.

20	The Portfolio’s Class A share total expense ratio is capped at 0.75%.

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ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$31,274
National Portfolio	$44,056
New York Portfolio	$54,588

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,018,689	$51,055
National Portfolio	$2,507,721	$96,256
New York Portfolio	$2,169,985	$93,321

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the fees that ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$139,373
National Portfolio	$195,739
New York Portfolio	$133,014

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios25 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended July 31, 2010.27

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	11.18	11.40	11.49	7/12	18/33
3 year	4.42	3.97	4.02	4/12	9/32
5 year	4.10	3.68	3.66	2/11	4/30
10 year	4.88	4.88	4.71	5/10	11/26

National Portfolio
1 year	11.14	10.38	9.90	8/16	20/62
3 year	4.07	4.31	4.52	11/16	39/57
5 year	3.99	3.88	3.87	6/16	20/55
10 year	4.86	4.85	4.84	7/15	21/47

New York Portfolio
1 year	9.15	10.97	10.07	8/10	21/27
3 year	4.75	4.73	4.70	5/10	12/26
5 year	4.24	4.16	4.00	3/9	7/25
10 year	5.10	4.98	5.08	4/9	11/23

25	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by Lipper. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be different from Lipper.

26	The Portfolios’ PG/PUs are not identical to the Portfolios’ EG/EUs as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)28 versus its benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending July 31, 2010 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	11.04	4.33	4.05	4.86	6.30	5.10	0.44	10
Barclays Capital Municipal Bond Index	9.15	5.67	4.75	5.62	2.31	4.52	0.64	10
Inception Date: December 29, 1986

National Portfolio	11.00	3.98	3.94	4.84	6.12	4.59	0.48	10
Barclays Capital Municipal Bond Index	9.15	5.67	4.75	5.62	2.31	4.52	0.64	10
Inception Date: December 29, 1986

New York Portfolio	9.03	4.66	4.19	5.08	5.97	4.28	0.56	10
Barclays Capital Municipal Bond Index	9.15	5.67	4.75	5.62	2.31	4.52	0.64	10
Inception Date: December 29, 1986

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

29	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

Alliancebernstein Family of Funds

NOTES

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

NOTES

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1010

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-California Portfolio	2009	$31,920	$4,699	$6,440
	2010	$31,290	$—	$11,924

-National Portfolio	2009	$31,920	$4,389	$5,790
	2010	$31,290	$—	$11,924

-New York Portfolio	2009	$31,920	$2,422	$5,790
	2010	$31,290	$—	$11,924

-AllianceBernstein High Income Municipal Portfolio	2009	$—	$—	$—
	2010	$23,468	$—	$11,089

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-California Portfolio	2009	$785,796	$254,985
			$(248,545)
			$(6,440)

	2010	$704,104	$139,639
			$(127,715)
			$(11,924)

-National Portfolio	2009	$784,835	$254,025
			$(248,235)
			$(5,790)

	2010	$704,104	$139,639
			$(127,715)
			$(11,924)

-New York Portfolio	2009	$782,868	$252,058
			$(246,268)
			$(5,790)

	2010	$704,104	$139,639
			$(127,715)
			$(11,924)

-High Income	2009	$—	$—
			$—
			$—

	2010	$575,554	$11,089
			$—
			$(11,089)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 28, 2010